     THE STRONG INCOME Funds

                        ANNUAL REPORT o OCTOBER 31, 1996

[PHOTO OF GRRANDFATHER AND CHILD]
[BAR GRAPH]



                         THE STRONG SHORT-TERM BOND FUND
                      THE STRONG GOVERNMENT SECURITIES FUND
                         THE STRONG CORPORATE BOND FUND
                         THE STRONG HIGH-YIELD BOND FUND

                              [STRONG FUNDS LOGO]
                                  STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

---------------------------------------1----------------------------------------
                                  Have a plan.

[PICTURE OF FOLDER LABELED INVESTMENTS]
Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

---------------------------------------2----------------------------------------
                      Start investing as soon as possible.

[PICTURE OF CLOCK]
Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

---------------------------------------3----------------------------------------
                           Diversify your portfolio.

[PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]
By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

---------------------------------------4----------------------------------------
                               Invest regularly.

[PICTURE OF MEMO REMINDER TO INVEST]
Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

---------------------------------------5----------------------------------------
                       Maintain a long-term perspective.

[PICTURE OF GRAPH SLOPING UPWARD]
For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

---------------------------------------6----------------------------------------
             Consider stocks to help achieve major long-term goals.

[PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]
Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

---------------------------------------7----------------------------------------
              Keep a comfortable amount of cash in your portfolio.

[PICTURE OF DOLLAR SIGN]
To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

---------------------------------------8----------------------------------------
                            Know what you're buying.

[PICTURE OF MAGNIFYING GLASS]
Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

THE STRONG
         INCOME
                              Funds
                  ANNUAL REPORT  o  OCTOBER 31, 1996


                                Table of Contents

INVESTMENT REVIEWS
       The Strong Short-Term Bond Fund.......................................2

       The Strong Government Securities Fund.................................4

       The Strong Corporate Bond Fund........................................6

       The Strong High-Yield Bond Fund.......................................8


FINANCIAL INFORMATION
       Schedules of Investments in Securities

            The Strong Short-Term Bond Fund.................................10

            The Strong Government Securities Fund...........................13

            The Strong Corporate Bond Fund..................................15

            The Strong High-Yield Bond Fund.................................17

       Statements of Operations.............................................20

       Statements of Assets and Liabilities.................................21

       Statements of Changes in Net Assets..................................22

       Notes to Financial Statements........................................23


FINANCIAL HIGHLIGHTS........................................................26

REPORT OF INDEPENDENT ACCOUNTANTS...........................................28

The Strong  SHORT-TERM BOND Fund
================================================================================
The Strong Short-Term Bond Fund seeks total return by investing for a high level of current income with a low degree of share-price fluctuation. The Fund invests primarily in short- and intermediate-term, investment-grade debt obligations, and its average portfolio maturity will normally be between one and three years.


THE FUND CONTINUED TO PERFORM WELL
The Strong Short-Term Bond Fund achieved a total return of 7.07% for the 1-year period ended October 31, 1996. This return compared very favorably with the Lipper Short Investment Grade Debt Average, which gained 5.40% for the same period.1 As the chart to the left shows, the Fund also continued to perform well versus its competition for longer time periods.*

           LIPPER RANKINGS(1)
           as of 10-31-96
        (based on total return)

             RANK AMONG SHORT
             INVESTMENT GRADE
TIME PERIOD     DEBT FUNDS     PERCENTAGE

   1-year        #6 of 98        Top 7%

   5-year        #2 of 21        Top 10%

Since inception  #3 of 12        Top 25%
  (8-31-87)


Rankings are historical and do not represent future results.
Source of Lipper rankings is Lipper Analytical Services, Inc.


ASSET ALLOCATION
based on net assets as of 10-31-96

Corporate Bonds(including convertibles)      55.7%
Non-Agency Mortgage-Backed Securities        20.8%
U.S. Government & Agency Issues              15.8%
Preferred Stocks                              5.9%
Short-Term Investments                        1.8%

The Fund's asset allocation does not reflect any options or futures positions held by the Fund.

THE MARKET COULDN'T MAKE UP ITS MIND...
The Fund achieved its attractive return amid a skittish year when the market couldn't seem to make up its mind about interest rates or the economy. Coming into the year, many investors and analysts expected weak economic growth to continue in the U.S. In fact, the Federal Reserve cut the federal funds rate to 5.25% in January, a continuing of the easing it began the previous July, and a sign that the Fed believed the economy needed at least modest stimulus.

However, in February, an unexpectedly large number of new jobs--and subsequent indications of a strengthening economy--led many to believe that economic growth was accelerating rather than weakening. In response, interest rates across all maturities reversed direction and headed higher, with short-term rates rising less than longer term rates.

Through the summer and into the fall, however, the market seemed to become more comfortable with the underlying fundamentals of the economy. Despite slightly stronger growth, inflation remained subdued and it appeared that GDP was unlikely to grow faster than 3%. Against this backdrop, the chances of substantially higher rates diminished, the Federal Reserve left the fed funds rate unchanged, and yields began to move lower as the fiscal year drew to a close.

--------------------------------------------------------------------------------
SHORT-TERM RATES STAYED WITHIN A FAIRLY NARROW RANGE
    1 year T-Bill yields through October, 1996

      10-95             5.55%                30-DAY ANNUALIZED YIELD(1)
      11-95             5.36%                          7.23%
      12-95             5.14%                    AVERAGE MATURITY(2)
      1-96              4.90%                        2.6 years
      2-96              5.22%                 AVERAGE QUALITY RATING(3)
      3-96              5.38%                            A
      4-96              5.63%                      As of 10-31-96
      5-96              5.75%
      6-96              5.68%
      7-96              5.83%
      8-96              5.90%
      9-96              5.69%
      10-96             5.41%


--------------------------------------------------------------------------------

 ...BUT OUR VIEW CHANGED LITTLE
While the market's psychology shifted several times during the fiscal year, our outlook remained fundamentally unchanged. We saw little justification for major alterations in the portfolio, a view vindicated by the fact that short-term interest rates generally remained in a range between 5-6%, as measured by 1-year Treasury Bills.

Throughout the fiscal year, the portfolio remained approximately equally split between mortgage-backed bonds and corporate bonds, with a slight bias to lower-rated corporates that could provide a yield advantage over their more highly-rated counterparts. The portfolio's average maturity tended to remain near 2.5 years, or slightly longer than neutral.

In the early fall, we began to increase the overall quality of the portfolio, given our view that the lower-rated areas of the market had become close to fully valued. Average portfolio quality at the end of the fiscal year was A.

WE ANTICIPATE CURRENT CONDITIONS TO REMAIN IN PLACE
After 12 months of ricocheting between fears of recession and fears of an overheating economy, the market now appears to have settled down in anticipation of slow, steady economic growth. There are several reasons why we anticipate these conditions will remain in place for the near term. First, it's unlikely that inflation will pick up if the economy's growth rate remains between 2-3%. Second, the market appears fairly valued, given a slow growth outlook, which should help stabilize prices. And finally, the November election has kept in place a political status quo in Washington that, so far, has been beneficial for the financial markets.

Overall, the environment appears quite favorable for bond investors.

We appreciate your investment in the Strong Short-Term Bond Fund, and we will do our best to earn your continued confidence.

Sincerely,

/s/Bradley C. Tank
Bradley C. Tank
Portfolio Manager

/s/Lyle J. Fitterer
Lyle J. Fitterer
Portfolio Manager
November 12, 1996


--------------------------------------------------------------------------------
                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            from 8-31-87 to 10-31-96

         The Strong        Lehman Brothers             Lipper Short
         Short-Term       1-3 Year Government/       Investment-Grade
          Bond Fund       Corporate Bond Index          Debt Average
8-87        10,000               10,000                    10,000
12-87       10,318               10,303                    10,248
12-88       11,362               10,955                    10,964
12-89       12,295               12,156                    12,100
12-90       12,945               13,334                    13,042
12-91       14,837               14,913                    14,566
12-92       15,827               15,861                    15,366
12-93       17,302               16,743                    16,278
12-94       17,023               16,835                    16,309
12-95       19,064               18,677                    17,914
10-96       20,034               19,488                    18,588

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers 1-3 Year Government/Corporate Bond Index and the Lipper Short Investment Grade Debt Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

AVERAGE ANNUAL TOTAL RETURNS(1)
      as of 10-31-96

         1-YEAR
         7.07%

         3-YEAR
         5.27%

         5-YEAR
         6.91%

     SINCE INCEPTION
       on 8-31-87
         7.87%
--------------------------------------------------------------------------------
* The Lehman Brothers 1-3 Year Government/Corporate Bond Index is an unmanaged index generally representative of all U.S. government agency and Treasury securities and all investment-grade corporate debt securities with maturities of one to three years. Previous performance comparisons have shown the Fund compared to an equivalent investment in the Salomon Brothers 1-3 Year Treasury/Government-Sponsored/Corporate Bond Index. We have replaced this index with the Lehman Brothers 1-3 Year Government/Corporate Bond Index, a similar index, because it allows for more in-depth modeling and closer comparison with the Fund's portfolio. For the 1-year period ended 10-31-96, the Salomon Brothers Index's total return was 6.06% and the Lehman Brothers Index's total return was 6.04%. The Lipper Short Investment Grade Debt Average represents funds that invest at least 65% of assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Source of the Lehman and Salomon index data is Bloomberg. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change. From time to time, the Funds' Advisor has waived its management fee and absorbed expenses, which has resulted in higher returns. Yields are historical and do not represent future yields, which will fluctuate.

2 The Fund's average maturity includes the effect of futures contracts, options contracts, and when-issued securities.

3 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

The Strong  GOVERNMENT SECURITIES Fund
================================================================================
The Strong Government Securities Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund normally invests at least 80% of its total assets in U.S. government securities.(1)

THE FUND PERFORMED WELL IN A DIFFICULT MARKET

During a year when the bond market offered a variety of challenges for investors, the Fund performed well versus its peers. For the 12-month period ended October 31, 1996, the Fund achieved a total return of 4.60%, compared to 4.24% for the Lipper General U.S. Government Funds Index.(2) As the chart on this page shows, the Fund also continued to perform well versus its competition for longer time periods.*

               LIPPER RANKINGS(2)
               as of 10-31-96
          (based on total return)
                RANK AMONG GENERAL
 TIME PERIOD   U.S. GOVERNMENT FUNDS    PERCENTAGE
   1-year           #47 of 169            Top 28%
   3-year           #10 of 112            Top 9%
   5-year            #3 of 71             Top 5%
   10-year           #1 of 40           Top Fund


Rankings are historical and do not represent future results.
Source of Lipper rankings is Lipper Analytical Services, Inc.

     ASSET ALLOCATION
      as of 10-31-96
U.S. Government & Agency Issues    81.0%
Corporate Bonds                    15.6%
Preferred Stocks
    (including convertibles)        3.4%


This allocation is based on market exposure, not on net assets. The Fund's asset allocation does not reflect any options or futures positions held by the Fund.


A TURBULENT MARKET AT THE LONG END
The Fund achieved its relatively attractive return amid a skittish year when the market couldn't seem to make up its mind about interest rates or the economy. Coming into the year, many investors and analysts expected weak economic growth to continue in the U.S. In fact, the Federal Reserve cut the Federal Funds rate to 5.25% in January, a continuing of the easing it began the previous July, and a sign that the Fed believed the economy needed at least modest stimulus.

However, in February, an unexpectedly large number of new jobs -- and subsequent indications of a strengthening economy led many to believe that economic growth was accelerating rather than weakening. In response, yields across all maturities reversed direction and headed higher, particularly on longer term bonds, where prices fell through mid-June.

Through the summer and into the fall, however, the market seemed to become more comfortable with the underlying fundamentals of the economy. Despite slightly stronger growth, inflation remained subdued and it appeared that GDP was unlikely to grow faster than 3%. Against this backdrop, the chances of substantially higher rates diminished, the Federal Reserve left the federal funds rate unchanged, and interest rates began to moderate as the fiscal year drew to a close.

OUR VIEW CHANGED LITTLE
While the market's psychology shifted several times during the fiscal year, our outlook remained fundamentally unchanged. We saw little justification for major alterations in the portfolio, a view vindicated by the fact that inflation remained subdued throughout the fiscal year, and the fact that the Federal Reserve made no move to raise the federal funds rate.

Most of our strategy, then, revolved around making tactical moves to help add value through the turbulent market. Primarily, we overweighted mortgages through most of the year, because they tend to offer more income than similar maturity Treasuries, helping make the portfolio less sensitive to price moves. Toward the end of the fiscal year, we began to increase our exposure to Treasuries, as the mortgage market appeared fully valued.

--------------------------------------------------------------------------------
LONGER-TERM RATES ROSE STEEPLY THROUGH THE SPRING
10-year Treasury Note Yields through October, 1996
                                                      30-DAY
      10-95             6.02%                   ANNUALIZED YIELD(2)
      11-95             5.74%                         6.62%
      12-95             5.57%
      1-96              5.58%                   AVERAGE MATURITY(3)
      2-96              6.10%                       7.9 years
      3-96              6.33%
      4-96              6.67%                AVERAGE QUALITY RATING(4)
      5-96              6.85%                          AA
      6-96              6.71%
      7-96              6.79%                    As of 10-31-96
      8-96              6.94%
      9-96              6.70%
      10-96             6.34%

--------------------------------------------------------------------------------

In addition, we maintained an average maturity near the short end of the Fund's range through most of 1996 - generally, below seven years before we once again began extending as the market settled down. At the end of the fiscal year, the Fund's average maturity was approximately eight years.

WE ANTICIPATE CURRENT CONDITIONS TO REMAIN IN PLACE
While the first three quarters of 1996 were difficult ones for investors in longer-term bonds, the market now appears to have settled down in anticipation of slow, steady economic growth. There are several reasons why we anticipate these conditions will remain in place for the near term. First, it's unlikely that inflation will pick up if the economy's growth rate remains between 2-3%. Second, the market appears fairly valued, given a slow growth outlook, which should help stabilize prices. And finally, the November election has kept in place a political status quo in Washington that, so far, has been beneficial for the financial markets.

Overall, the environment appears quite favorable for bond investors.

We appreciate your investment in the Strong Government Securities Fund, and we look forward to earning your continued confidence.

Sincerely,

/s/Bradley C. Tank
Bradley C. Tank
Portfolio Manager
November 12, 1996

--------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT
     from 10-29-86 to 10-31-96


         The Strong                                   Lipper General
         Government           Lehman Brothers         U.S. Government
        Securities Fund     Aggregate Bond Index*       Funds Index*
10-86       10,000                 10,000                  10,000
12-86       10,218                 10,187                  10,171
12-87       10,572                 10,468                  10,222
12-88       11,683                 11,294                  10,903
12-89       12,836                 12,935                  12,256
12-90       13,953                 14,092                  13,239
12-91       16,278                 16,346                  15,176
12-92       17,781                 17,557                  16,102
12-93       20,044                 19,269                  17,442
12-94       19,364                 18,706                  16,615
12-95       23,218                 22,162                  19,430
10-96       23,544                 22,789                  19,696



   AVERAGE ANNUAL
   TOTAL RETURNS(2)
   as of 10-31-96

       1-YEAR
        4.60%

       3-YEAR
        5.35%

       5-YEAR
        8.74%

   SINCE INCEPTION
     on 10-29-86
        8.93%


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Aggregate Bond Index and the Lipper General U.S. Government Funds Index. To equalize the time periods, the Indexes' performance was prorated for the month of October 1986. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.
--------------------------------------------------------------------------------
* The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. Previous comparisons have shown the Fund compared to an equivalent investment in the Salomon Brothers Broad Investment-Grade Bond Index. We have replaced this index with the Lehman Brothers Aggregate Bond Index, a similar index, because it allows for more in-depth modeling and closer comparison with the Fund's portfolio. For the 1-year period ended 10-31-96, the Salomon Brothers Index's total return was 5.88%, and the Lehman Brothers Index's total return was 5.83%. The Lipper General U.S. Government Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman and Salomon index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1    Fund shares are neither insured nor guaranteed by the U.S. Government.

2 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change. From time to time, the Funds' Advisor has waived its management fee and absorbed expenses, which has resulted in higher returns. Yields are historical and do not represent future yields, which will fluctuate.

3 The Fund's average maturity includes the effect of futures and options contracts.

4 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

The Strong  CORPORATE BOND Fund
================================================================================
The Strong Corporate Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share price fluctuation. The Fund invests primarily in investment-grade corporate debt obligations.

THE FUND PERFORMED WELL FOR THE YEAR

Although the 12-month period ended October 31, 1996 was a difficult period for long-term bond investors, the Fund achieved an attractive total return of 7.98%.(1) This performance compared very favorably, versus both our benchmark index--the Lehman Brothers Corporate BAA Bond Index--which returned 6.84%, and our competition as measured by the Lipper Corporate Debt Funds BBB Rated Index, which returned 6.32%.*

           LIPPER RANKINGS(1)
           as of 10-31-96
        (based on total return)

               RANK AMONG CORPORATE
 TIME PERIOD   DEBT BBB RATED FUNDS     PERCENTAGE
   1-year           #11 of 96             Top 12%

   3-year            #2 of 56             Top 4%

   5-year            #3 of 31             Top 13%

   10-year          #18 of 20             Top 90%

since inception(2)   #4 of 18             Top 23%


Rankings are historical and do not represent future results.
Source of Lipper rankings is Lipper Analytical Services, Inc.

30-DAY ANNUALIZED YIELD(1)
     7.10%

AVERAGE MATURITY(3)
  11.1 years

AVERAGE QUALITY RATING(4)
     BBB

As of 10-31-96

CORPORATE  BONDS  PERFORMED  RELATIVELY  WELL IN A FICKLE  MARKET
The year ended October 31, 1996, was a challenging period marked by several shifts in psychology on the part of bond investors. Coming into the year, many investors and analysts had expected the slowing economic growth that characterized 1995 to continue into 1996. Some analysts even predicted a recession beginning in the first half of the year, and the Federal Reserve Board cut its federal funds rate to 5.25% in January, a continuation of the easing trend it began the prior year.

The expectation for slow growth reversed course abruptly in February, however, as news of stronger growth in the economy--in particular, an unexpectedly large number of new jobs--led many to believe that the economy was entering a sustained period of accelerating growth.

Consequently, interest rates rose and bond prices fell throughout the summer, particularly on longer maturity bonds. However, the income advantage offered by corporate bonds helped cushion them compared to similar maturity Treasuries.

In August, rates tended to stabilize when the stronger-than-expected economic growth failed to change the annual inflation rate meaningfully. In fact, the Federal Reserve was not compelled to raise the federal funds rate at either its spring or summer meetings, and as the fiscal year ended, rates had started to move back down somewhat.


WE MAINTAINED A NEUTRAL POSITIONING
As you may know, part of our strategy for running the Strong Corporate Bond Fund is to compare it to a relevant index--the Lehman Brothers Corporate BAA Bond Index--and adjust the portfolio's maturity and sector weightings versus the index, based on our market research. Our goal is to add value for shareholders over time, while maintaining a strong commitment to intermediate-term bonds.

The value of this consistent approach is apparent in volatile conditions such as those we experienced during this fiscal year. Rather than get caught up in the market's euphoria from October 1995 through February 1996, we only modestly increased the Fund's duration to make it more sensitive to interest rates. This helped the Fund perform well as the market rallied.

Conversely, when the market began to trade down in February, the Fund's duration was not too far from neutral territory, which helped limit the impact of the price decline. For the remainder of the fiscal year, we maintained a fairly neutral duration (in the range of 5.5-6.0), and made moves to improve return potential through our asset allocation and sector selections. We stayed fully invested, primarily in corporate bonds with an increased bias towards bonds rated below investment grade, as we believed they were poised to outperform the investment-grade market. In addition, we overweighted certain sectors that typically do well in a stronger economic environment, such as airlines, insurance, leisure services, and financial companies.

By making selective, strategic adjustments, we were able to post attractive results despite difficult market conditions.


     ASSET ALLOCATION
based on net assets as of 10-31-96

Corporate Bonds                                   75.8%
Non-Agency Mortgage and Asset Backed Securities    9.7%
Preferred Stocks                                   8.5%
U.S. Government & Agency Issues                    5.6%
Short-Term Investments                             0.4%

The Fund's asset allocation does not reflect any futures positions held by the Fund.

OUR OUTLOOK IS FUNDAMENTALLY POSITIVE
As the fiscal year ended, the market still appeared undecided about the near-term direction of the economy and interest rates. Given strong personal income growth and still-modest levels of unemployment, the fundamental economic backdrop looks positive, particularly for corporate bonds. The November elections offer another reason for optimism, since they have kept in place a balance that has been, overall, good for the financial markets.

Near-term, economic trends will likely be more important to investors than inflation numbers, as investors seem reasonably confident that inflation is under control.

Given the lack of a clear direction for the economy, we expect rates to remain choppy within a fairly narrow range. For us, such an environment would likely prompt us to maintain our neutral duration, and to look for value on an individual bond basis. We intend to continue focusing on those bonds that offer an incremental yield advantage, or good prospects for a credit upgrade that would lead to a price gain.

Thank you for your investment in the Strong Corporate Bond Fund. We look forward to serving your investment needs in the future.

Sincerely,

/s/Jeffrey A. Koch
Jeffrey A. Koch
Portfolio Manager

/s/John T. Bender
John T. Bender
Portfolio Manager
November 12, 1996
--------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT
     from 12-12-85 to 10-31-96
                                 Lehman Brothers     Lipper Corporate
           The Strong             Corporate BAA      Debt Funds BBB
       Corporate Bond Fund          Bond Index        Rated Index
12-85         10,000                  10,000              10,000
12-86         13,399                  11,801              11,595
12-87         13,997                  12,323              11,882
12-88         15,745                  13,654              12,978
12-89         15,800                  15,521              14,342
12-90         14,817                  16,341              15,276
12-91         17,013                  19,497              17,909
12-92         18,612                  21,330              19,362
12-93         21,732                  24,087              21,839
12-94         21,447                  23,318              20,847
12-95         26,892                  28,617              25,052
10-96         27,858                  29,506              25,779


 AVERAGE ANNUAL
 TOTAL RETURNS(1)
 as of 10-31-96

     1-YEAR
      7.98%

     5-YEAR
     11.11%

     10-YEAR
      7.70%

 SINCE INCEPTION
   on 12-12-85
      9.87%




This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Corporate BAA Bond Index, and the Lipper Corporate Debt Funds BBB Rated Index. To equalize the time periods, the indexes' performance was prorated for the month of December 1985. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
--------------------------------------------------------------------------------
* The Lehman Brothers Corporate BAA Bond Index is an unmanaged index comprised of all issues within the Lehman Brothers Corporate Bond Index that are rated Baa by Moody's Investors Services Inc. Previous performance comparisons have shown the Fund compared to an equivalent investment in the Salomon Brothers BBB-rated Corporate Bond Index. We have replaced this index with the Lehman Brothers Corporate BAA Bond Index, a similar index, because it allows for more in-depth modeling and closer comparison with the Fund's portfolio. For the 1-year period ended 10-31-96, the Salomon Index's total return was 6.58%. The Lipper Corporate Debt Funds BBB Rated Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Micropal. Source of the Salomon index data is Bloomberg. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change. Yields are historical and do not represent future yields, which will fluctuate.

2 The since-inception ranking is based on performance from 12-31-85 to 10-31-96.

3 The Fund's average maturity includes the effect of futures and options contracts.

4 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

The Strong  HIGH-YIELD BOND Fund
================================================================================
The Strong High-Yield Bond Fund seeks total return by investing for a high level of current income and capital growth. The Fund invests primarily in medium- and lower-quality corporate debt obligations.

----------------------------------------------
        ASSET ALLOCATION
based on net assets as of 10-31-96

       QUALITY BREAKDOWN
B-Rated Bonds                 61.1%
BB-Rated bonds                23.7%
Short-Term Bonds               6.9%
Preferred Stocks & Warrants    4.2%
CCC-Rated Bonds                3.6%
Investment Grade Bonds         0.5%

        SECTOR BREAKDOWN
Corporate Bonds
  (including convertibles)    86.6%
Short-Term Investments         6.9%
Preferred Stocks & Warrants    4.2%
Non-Agency Mortgage
  and Asset-Backed Securities  2.3%

The Fund's asset allocation does not reflect any options or futures positions held by the Fund.

--------------------------------------------------
THE FUND PERFORMED WELL
We are pleased to present the Fund's first annual report, covering the period of 12-28-95 (the Fund's inception) through October 1996. Despite difficult conditions for long bonds in general, the Fund has performed extremely well, besting both its benchmark index and its competition.

For the year-to-date period ended October 31, 1996, the Fund posted a total return of 21.28%.(1) This compares to the 8.18% return generated by our benchmark index, the Lehman Brothers High-Yield Bond Index, and the 9.51% return achieved by the Fund's peers, as measured by the Lipper High Current Yield Funds Index.*

 30-DAY ANNUALIZED YIELD(2)
          10.33%

     AVERAGE MATURITY
        6.6 years

  AVERAGE QUALITY RATING(3)
            B
     As of 10-31-96

HIGH-YIELD BONDS OUTPERFORMED THE MARKET
The year-to-date period through October 1996, has been a challenging period marked by several shifts in psychology on the part of bond investors. Coming into the year, many investors and analysts had expected the slowing economic growth that characterized 1995 to continue into 1996. Some analysts even predicted a recession beginning in the first half of the year, and the Federal Reserve Board cut the federal funds rate to 5.25% in January, a continuation of the easing trend it began the prior year.

The expectation for slow growth reversed course abruptly in February, however, as news of stronger growth in the economy-- in particular, an unexpectedly large number of new jobs--led many to believe that the economy was entering a sustained period of accelerating growth.

Consequently, interest rates rose and bond prices fell throughout the summer, particularly on longer maturity bonds. High-yield bond prices, however, were far less affected. Typically, when a strong economy prompts a rise in interest rates, high-yield bonds are less affected than higher-quality instruments, because investors are more confident that corporations will meet their debt payments.

In August, rates tended to stabilize when the stronger-than-expected economic growth failed to budge the annual inflation rate from its 2.5-3.0% level. In fact, the Federal Reserve was not compelled to raise the federal funds rate at either its spring or summer meetings, and as the fiscal year ended, yields had started to move back down somewhat.


MINING VALUE IN HIGH-YIELD BONDS
At Strong Funds, we manage and evaluate our bond portfolios according to a "top-down" approach based on four major factors:

o Duration--how sensitive the portfolio should be to interest rate changes, based on our expectations for the economy

o Yield Curve--which maturities offer the best value at a given time

o Sector--which industries and asset classes are poised to perform the best in the current economic climate

o Issues--which individual bonds are most attractive in light of the above factors.

As mentioned earlier, high-yield bonds tend to be less affected by interest rates than higher-grade bonds. In addition, they tend to be issued in intermediate maturities. Therefore, our success at managing the Strong High-Yield Bond Fund hinges to a great extent on our adeptness at overweighting the most attractive sectors--both in terms of industry and credit category--and then choosing the individual bonds that offer the best value.

The conditions that prevailed in 1996 provide an excellent illustration of our management process in action. Due to the uncertainty regarding the direction of interest rates, we opted to maintain a neutral duration, and focus our energies on looking for bonds offering value from underlying credit strength, first by sector, then by individual issue.

With economic news suggesting a level of growth that would enable high-yield bond issuers to more easily make payments on their debt, we felt comfortable increasing the Fund's weighting in lower-rated, higher-yielding paper, which turned out to be the best performing area of the corporate bond market. Through most of the year, about 70% of the portfolio was invested in B-rated paper, and approximately a quarter was invested in BB-rated paper.

We also emphasized sectors whose performance tends to be closely tied to that of the economy, such as airlines and finance companies. Both sectors performed well overall during the fiscal year. In each case, we carefully analyzed individual bonds from both a credit standpoint and a value standpoint. In particular, we sought to buy bonds from companies whose prospects were bright enough that we wouldn't have minded owning their stock as well.

As a result of these strategic moves, we were able to handily outperform the high-yield bond indexes to which we compare ourselves. Also providing an advantage was the Fund's relatively small size, which enabled us to quickly commit a meaningful portion of assets when we spotted attractive opportunities.


REASONS FOR OPTIMISM GOING FORWARD
As the fiscal year ended, the market still appeared undecided about the near-term direction of the economy and interest rates. But given strong personal income growth and still modest levels of unemployment, the fundamental economic backdrop looks positive, particularly for corporate bonds. The November elections offer another reason for optimism, since they have kept in place a balance of political power that has been, overall, good for the financial markets.

With the substantial run-up in B-rated bond prices this year, we may reduce our B-rated bond exposure and increase the portfolio's overall credit quality over the next several months. Of course, investors in this Fund should remember that it invests primarily in non-investment grade "junk" bonds, and is therefore subject to greater share-price volatility than a fund that invests primarily in investment-grade bonds. While the Fund's performance this year has been outstanding, it's always important to maintain a long-term perspective when investing in lower-rated securities.

Thank you for your investment in the Strong High-Yield Bond Fund. We look forward to serving your investment needs in the future.

Sincerely,

/s/Jeffrey A. Koch
Jeffrey A. Koch
Portfolio Manager
November 14, 1996
--------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT                  TOTAL RETURN(1)
    from 12-28-95 to 10-31-96                           since inception
                                                          on 12-28-95
                                                          to 10-31-96
                                                            21.66%

        The Strong      Lehman Brothers     Lipper High
        High-Yield        High-Yield       Current Yield
         Bond Fund        Bond Index        Funds Index
12-95      10,000            10,000            10,000
3-96       10,850            10,192            10,270
6-96       11,425            10,361            10,436
9-96       12,076            10,752            10,920
10-96      12,166            10,835            10,966

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers High-Yield Bond Index and the Lipper High Current Yield Funds Index. To equalize the time periods, the indexes' performance was prorated for the month of December 1995. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.
--------------------------------------------------------------------------------

* The Lehman Brothers High-Yield Bond Index is an unmanaged index generally representative of the performance of corporate bonds rated below investment grade. The Lipper High Current Yield Funds Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Total return measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends. Total return is not annualized.

2 The Advisor temporarily waived fees of 0.625% and absorbed expenses of 0.185%. Otherwise, current yield would have been 9.52% and returns would have been lower. Yields are historical and do not represent future yields, which will fluctuate.

3 For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

SCHEDULES OF INVESTMENTS IN SECURITIES                          October 31, 1996
--------------------------------------------------------------------------------
STRONG SHORT-TERM BOND FUND
                                                                  VALUE
                                                  PRINCIPAL     (NOTE 2)
                                                    AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
CORPORATE BONDS 53.7%
ADT Operations, Inc. Guaranteed Senior
  Subordinated Notes, 9.25%, Due 8/01/03           $ 7,000      $ 7,402
ARA Services, Inc. Guaranteed Notes, 10.625%,
  Due 8/01/00                                        7,200        8,117
Banesto Finance, Ltd. Floating Rate Notes,
  6.4375%, Due 10/29/49                             10,000        9,900
Bank of Boston Corporation Subordinated Floating
  Rate Notes, 5.6875%, Due 2/28/01                   8,850        8,803
Banque Audi S.A.L. Euro Medium Term Note
  Program, 9.375%, Due 11/07/01
  (Acquired 10/16/96; Cost $5,989) (b) (e)           6,000        6,052
Bay View Capital Corporation Senior Debentures,
  8.42%, Due 6/01/99 (Acquired 5/13/96 - 5/28/96;
  Cost $7,000) (b)                                   7,000        7,149
Brazil MYDFA Trust Certificates, 6.6875%,
  Due 9/15/07 (Acquired 10/02/96; Cost $4,232) (b)   5,000        4,181
Cablevision Industries Corporation Senior Notes,
  10.75%, Due 1/30/02                                2,000        2,126
Chelsea GCA Realty Partnership LP Notes, 7.75%,
  Due 1/26/01                                       10,000        9,931
Citicorp Floating Rate Notes, 5.5625%,
  Due 11/27/35                                      22,000       20,515
Coca-Cola FEMSA SA de CV Notes, 8.95%,
  Due 11/01/06                                      10,000       10,100
Colonial Realty LP Senior Notes, 7.50%,
  Due 7/15/01                                        5,000        5,091
Contifinancial Corporation Senior Notes, 8.375%,
  Due 8/15/03                                       10,000       10,262
Custom Repackaged Asset Vehicle Trusts 1996-401
  Wal-Mart Credit Linked Certificates, 7.35%,
  Due 7/17/06 (Acquired 10/16/96; Cost $4,985) (b)   5,000        5,024
Delta Air Lines, Inc. Pass-Thru Certificates:
  Series 1992-B1, 9.375%, Due 9/11/07               20,787       22,896
  Series 1993-A1, 9.875%, Due 4/30/08                8,333        9,587
Walt Disney Company Euro-Dollar Senior
  Participating Notes, 2.00%, Due 3/01/00
  (Acquired 9/19/96; Cost $12,500) (b)              10,000       12,650
El Paso Electric Company First Mortgage Bond:
  Series A, 7.25%, Due 2/01/99                      16,858       16,900
  Series C, 8.25%, Due 2/01/03                       5,000        5,075
Empresa Electrica Guacolda SA Yankee Senior
  Secured Loan Participation Certificates, 7.60%,
  Due 4/30/01 (Acquired 4/22/96 - 10/04/96;
  Cost $11,499) (b)                                 11,480       11,688
Ferrellgas LP/Ferrellgas Financial Corporation
  Senior Notes, 10.00%, Due 8/01/01                  6,100        6,344
First Bank System, Inc. Floating Rate Subordinated
  Notes, 5.6875%, Due 11/30/10
  (Putable at 100 on 11/30/00)                       4,000        4,028
First Nationwide Escrow Corporation Senior
  Subordinated Notes, 10.625%, Due 10/01/03
  (Acquired 9/13/96; Cost $2,000) (b)                2,000        2,110
First Nationwide Holdings, Inc. Senior Exchange
  Notes, 12.25%, Due 5/15/01                         5,000        5,550
Ford Motor Credit Debt Unit with Premium Call
  (Structured Enhanced Return Trusts 1995,
  Series R-20), 9.75%, Due 2/03/98
  (Acquired 2/08/95; Cost $9,995) (b)               10,000       10,700
Grupo Industrial Durango SA de CV Notes,
  12.625%, Due 8/01/03 (Acquired 7/22/96 - 9/16/96;
  Cost $10,511) (b)                                 10,000       10,425
Harrahs Operating, Inc. Guaranteed Senior
  Subordinated Notes:
  8.75%, Due 3/15/00                                 9,116        9,287
  10.875%, Due 4/15/02                              13,375       14,244
Health & Retirement Properties Trust Senior
  Floating Rate Notes, Series B, 6.2825%,
  Due 7/13/99                                       10,000        9,887
Hook-SupeRx, Inc. Senior Notes, 10.125%,
  Due 6/01/02                                        8,180        8,826
ISP Holdings, Inc. Senior Notes, 9.00%,
  Due 10/15/03 (Acquired 10/15/96; Cost
  $4,986) (b)                                        5,000        5,013
Marine Midland Bank, Inc. Floating Rate
  Subordinated Notes:
  5.6875%, Due 12/20/00                              5,000        4,971
  5.8125%, Due 12/31/09                              4,400        4,285
Mark IV Industry, Inc., Senior Subordinated Notes,
  8.75%, Due 4/01/03                                14,027       14,343
NBD Bancorp, Inc. Subordinated Floating Rate
  Notes, 5.8125%, Due 12/18/05                       5,000        4,983
NWA Trust Number 2 Subordinated Aircraft Notes,
  13.875%, Due 6/21/08                              15,209       17,871
New American Capital, Inc. Notes, 9.60%,
  Due 1/12/99 (Acquired 3/22/96; Cost $2,121) (b)    2,000        2,100
Northwest Airlines, Inc. Guaranteed Senior Notes,
  12.0916%, Due 12/31/00                             7,895        8,122
Panamerican Beverages, Inc. Senior Yankee Notes,
  8.125%, Due 4/01/03                                8,100        8,324
Panamsat LP/Panamsat Capital Corporation Senior
  Secured Notes, 9.75%, Due 8/01/00                 12,965       13,775
Philip Morris Companies, Inc. Notes, 7.25%,
  Due 9/15/01                                        7,345        7,507
Republic of Poland Yankee Bearer PDI Step-Up
  Bonds, 4.00%, Due 10/27/14                        31,505       25,913
RJR Nabisco, Inc. Notes, 8.00%, Due 7/15/01          5,000        5,036
Revco D.S., Inc. Senior Notes, 9.125%,
  Due 1/15/00                                       11,306       11,787
The Royal Bank of Scotland Group PLC Subordinated
  Floating Rate Notes, 6.00%, Due 12/29/49           5,000        4,356
SCI Television, Inc. Senior Secured Notes, 11.00%,
  Due 6/30/05                                       12,903       13,871
Safeway, Inc. Senior Subordinated Notes, 10.00%,
  Due 12/01/01                                       5,000        5,594
Santa Fe Pacific Gold Corporation Senior Debentures,
  8.375%, Due 7/01/05                                9,500        9,666
Summit Communications Group, Inc. Debentures,
  10.50%, Due 4/15/05                               10,000       10,863
Swedbank Floating Rate Debt Unit (Medium Term
  Structured Enhanced Return Trusts 1996,
  Series R-35), 6.3813%, Due 11/10/02 (Acquired
  10/16/96; Cost $10,000) (b)                       10,000       10,000
TKR Cable I, Inc. Senior Debentures, 10.50%,
  Due 10/30/07                                      20,270       22,735
Tanger Properties LP Guaranteed Notes, 8.75%,
  Due 3/11/01                                       17,500       17,621
Tenet Healthcare Corporation Senior Notes:
  8.625%, Due 12/01/03                               8,300        8,819
  9.625%, Due 9/01/02                                9,060       10,011
Time Warner, Inc. Debentures, 8.18%, Due 8/15/07    10,000       10,408
Time Warner, Inc. Floating Rate Debt Unit with
  Premium Call (Medium Term Structured Enhanced
  Return Trusts 1994, Series R-21), 8.58%,
  Due 6/22/98 (Acquired 2/24/95; Cost $9,966) (b)   10,000       10,300
Trident NGL, Inc. Subordinated Notes, 10.25%,
  Due 4/15/03                                        2,800        3,094
Triton Energy Corporation Senior Subordinated
  Discount Notes, Zero %, Due 12/15/00 (Rate Reset
  Effective 12/15/96)                               17,960       18,611
Union Bank of Norway Debt Unit with Premium
  Call (Medium Term Structured Enhanced Return
  Trusts 1996, Series R-33), 7.05%, Due 12/20/00
  (Acquired 4/03/96 - 6/10/96; Cost $11,146) (b)    11,400       11,411
Union Bank of Norway Dual Basis Notes (Medium
  Term Structured Enhanced Return Trusts 1995,
  Series R-31) 6.875%, Due 10/25/00
  (Acquired 11/06/95; Cost $10,000) (b)             10,000       10,140

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG SHORT-TERM BOND FUND (continued)
                                                                 VALUE
                                                   PRINCIPAL    (NOTE 2)
                                                    AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
United Airlines Pass-Thru Trust Certificates,
  Series 1996-A1, 7.27%, Due 1/30/13               $ 5,512     $  5,386
Viacom, Inc. Notes, 6.75%, Due 1/15/03              20,120       19,152
Webster Financial Corporation Senior Notes,
  8.75%, Due 6/30/00                                 5,000        5,175
                                                              ---------
TOTAL CORPORATE BONDS (COST $609,015)                           616,093

CONVERTIBLE BONDS 1.9%
Time Warner, Inc. Convertible Liquid Yield Option
  Notes, Zero %, Due 12/17/12 (Putable at 39.727
  on 12/17/97) (COST $20,467)                       58,000       21,388

NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES 20.8%
American Housing Trust XI Mortgage Pass-Thru
  Certificates, Class 3-1, Interest Only, 0.5437%,
  Due 1/25/22                                      247,544        4,448
CBM Funding Corporation Mortgage Pass-Thru
  Certificates, Series 1996-1B, Class C, 7.86%,
  Due 2/01/08 (Acquired 1/16/96; Cost $7,498) (b)    7,275        7,298
Chase Mortgage Finance Corporation Mortgage
  Pass-Thru Certificates, Series 1990-G,
  Class A-Z1, 9.50%, Due 12/25/21                    3,524        3,594
Chase Mortgage Finance Corporation Variable Rate
  Mortgage Pass-Thru Certificates, Series 1992-2,
  Class B2, 8.0047%, Due 8/28/23
  (Acquired 9/27/96; Cost $6,570) (b)                6,531        6,590
Citicorp Mortgage Securities, Inc. Mortgage
  Pass-Thru Certificates, Series 1987-2, 8.50%,
  Due 4/01/02                                        8,377        8,541
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates:
  Series 1988-3, Class A-2, 9.00%, Due 4/01/18       2,068        2,137
  Series 1990-3, Class A-3, 9.75%, Due 2/25/05       3,202        3,305
  Series 1993-3, Class B1, 7.00%, Due 3/25/08
  (Acquired 10/23/96; Cost $2,537) (b) (e)           2,575        2,558
Collateralized Mortgage Obligation Trust 47,
  Class E, Principal Only, Due 9/01/18               1,506          733
Collateralized Mortgage Obligation Trust Inverse
  Floating Rate Collateralized Mortgage Obligation,
  Series 13, Class Q, 15.8167%, Due 1/20/03          1,655        1,765
Contimortgage Home Equity Loan Trust Senior
  Strip Certificates, Series 1996-2, Class A,
  Interest Only, 1.5043%, Due 7/15/27 (Acquired
  6/14/96; Cost $6,194) (b)                        214,740        6,056
Contimortgage Yield Maintenance Trust Certificates,
  Series 1996-2, Zero %, Due 7/01/27
  (Acquired 6/14/96; Cost $901) (b)                    901          904
DLJ Mortgage Acceptance Corporation Variable Rate
  Multifamily Mortgage Pass-Thru Certificates,
  Series 1993-MF10, Class A-1, Interest Only,
  0.80%, Due 7/15/03                                24,105          670
First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates, Series 1993-2,
  Class A-3, 7.50%, Due 3/25/33                      5,500        5,593
First Boston Mortgage Securities Corporation
  Variable Rate Mortgage Pass-Thru Certificates,
  Series 1994-MHC1:
  Class A-1X, Interest Only, 3.2976%, Due 4/25/11   43,874          768
  Class D, 7.20%, Due 4/25/11                        5,000        5,062
Fund America Structured Transactions LP
  Collateralized Notes:
  Series 1996-1, Principal Only, Due 10/28/33
  (Acquired 3/07/96; Cost $6,467) (b)                9,033        6,730
  Series 1996-2, Class A, Principal Only, Due 3/25/26
  (Acquired 10/15/96; Cost $3,502) (b) (e)           5,000        3,544
GMBS, Inc. Countrywide Funding Certificates,
  Series 1990-1, Class Z, 9.25%, Due 1/28/20         7,401        7,613
Greenwich Capital Acceptance, Inc. Mortgage
  Securities, Series 1993-P01, Class E, Principal
  Only, Due 11/26/17                                10,060        6,199
Greenwich Capital Acceptance, Inc. Variable Rate
  Mortgage Pass-Thru Certificates, Series 1991-1,
  Class A, 7.1856%, Due 2/25/21 (Acquired 4/18/96;
  Cost $16,707) (b)                                 16,380       16,707
Home Equity Loan Real Estate Mortgage Investment
  Conduit Trust, Closed-End Asset-Backed
  Certificates, Series 1992-1, Class B, 5.85%,
  Due 11/17/14                                       1,271        1,233
Merrill Lynch Credit Corporation Senior Subordinated
  Variable Rate Mortgage Pass-Thru Certificates,
  Series 1994-A, Class M1, 6.30%, Due 8/15/19       13,423       12,846
Merrill Lynch Home Equity Acceptance, Inc.
  Subordinated Variable Rate Mortgage-Backed
  Certificates, Series 1994-A, Class A-1, 6.4375%,
  Due 8/17/23                                       12,786       12,672
Merrill Lynch Mortgage Investors, Inc. Mortgage
  Pass-Thru Certificates, Series 1994-C1, Interest
  Only, 0.6332%, Due 11/25/20                      119,234        1,918
Merrill Lynch Mortgage Investors, Inc. Senior
  Subordinated Variable Rate Pass-Thru Certificates,
  Series 1994-H, Class M, 6.50%, Due 6/15/19        11,543       11,242
Merrill Lynch Trust X Collateralized Mortgage
  Obligation, Class C, Principal Only, Due 7/25/17  12,231       12,048
Prudential Home Thirty-Year Mortgage Trust
  Subordinated Mortgage Securities, Series 1992-A,
  Class B2-2, 7.90%, Due 4/28/22
  (Acquired 10/03/96; Cost $7,500) (b)               7,500        7,519
RTC Variable Rate Mortgage Pass-Thru Securities,
  Inc. Manufactured Housing Certificates, Series
  1992-MH1, Class B2, 5.8375%, Due 8/15/19
  (Acquired 4/21/95; Cost $6,325) (b)                6,424        6,312
RTC Variable Rate Mortgage Pass-Thru
  Securities, Inc.:
  Series 1991-11, Class 1-L, 8.625%, Due 10/25/21   11,850       12,205
  Series 1992-6, Class A-4, 7.5551%, Due 11/25/25    1,982        2,024
Ryland Acceptance Corporation IV Collateralized
  Mortgage Bonds, Series 53, Class 53-E, 10.00%,
  Due 10/25/18                                       1,550        1,635
Ryland Mortgage Securities Corporation Variable
  Rate Mortgage Participation Securities:
  Series 1991-1, 7.2924%, Due 3/25/20                3,026        3,100
  Series 1992-3, Class A-2, 7.3689%, Due 6/25/20    10,779       10,914
Ryland Mortgage Securities Corporation III Variable
  Rate Collateralized Mortgage Bonds, Series 1992-C,
  Class 3-A, 11.7766%, Due 11/25/30                  3,650        3,877
Ryland Mortgage Securities Corporation IV Variable
  Rate Collateralized Mortgage Bonds, Series 2,
  Class 3-A, 12.0167%, Due 6/25/23                   3,261        3,446
Salomon Brothers Mortgage Securities VI, Inc.
  Stripped Coupon Mortgage Pass-Thru Certificates,
  Series 1987-3, Class A, Principal Only,
  Due 10/23/17                                       2,227        1,707
Santa Barbara Savings & Loan Association California
  Real Estate Mortgage Investment Conduit
  Participation Certificates, Series 1988-A, Class 2,
  Principal Only, Due 9/01/18                        1,905        1,398
Shearson Lehman Variable Rate Pass-Thru
  Securities, Inc. Asset Trust Pass-Thru Certificates,
  Series 88-3, 7.5845%, Due 9/15/18                  7,275        7,478
Structured Asset Securities Corporation
  Collateralized Mortgage Obligation, Series 1991-2,
  Class SC, 14.40%, Due 1/20/20                     13,608       14,407

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 1996
--------------------------------------------------------------------------------
STRONG SHORT-TERM BOND FUND (continued)
                                                                 VALUE
                                                   PRINCIPAL    (NOTE 2)
                                                    AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
Structured Asset Securities Corporation Variable
  Rate Multiclass Pass-Thru Certificates,
  Series 1996-C1, Class C, 5.975%, Due 10/25/10
  (Acquired 9/27/96; Cost $6,460) (b)             $  6,500    $   6,461
Structured Mortgage Asset Residential Trust
  Multiclass Pass-Thru Certificates, Series 1992-5,
  Class BO, Principal Only, Due 6/25/23              1,826        1,331
U-Haul Self-Storage Corporation Variable Rate
  Commercial Mortgage Asset Trust Pass-Thru
  Certificates, Series 1993-1, Class A1, 6.8375%,
  Due 12/01/20 (Acquired 12/02/93; Cost $2,192)(b)   2,192        2,198
                                                              ---------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES (COST $233,235)                                    238,786

UNITED STATES GOVERNMENT & AGENCY
  ISSUES 15.7%
FHLMC Participation Certificates:
  6.50%, Due 5/01/04                                 2,455        2,441
  7.31%, Due 7/01/24                                 7,681        7,887
  8.50%, Due 4/01/01 thru 1/01/05                    1,235        1,278
  8.75%, Due 10/01/01                                1,371        1,416
  9.00%, Due 12/01/04 thru 5/01/06                  13,199       13,812
  9.50%, Due 3/01/11                                   835          898
  9.75%, Due 8/01/02                                 4,739        4,994
  10.25%, Due 7/01/09 thru 10/01/14                    902          984
  10.50%, Due 1/01/10 thru 7/01/19                   1,691        1,863
  10.75%, Due 9/01/09 thru 10/01/17                    916        1,013
  11.25%, Due 11/01/09                                 546          611
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  8.686%, Due 4/01/02                                9,660        9,683
  10.00%, Due 7/01/04                                2,242        2,377
  12.00%, Due 3/01/17                                9,493       10,886
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates,
  Series 1992-41, Class J, Accretion Directed
  Interest Only, 1005.049%, Due 12/25/02                17          158
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate Pass-Thru
  Certificates:
  Series 1992-187, Class SA, 8.40%, Due 10/25/07     3,211        3,024
  Series 1992-G64, Class SE, 8.5423%, Due 3/25/22    3,502        2,856
  Series 1993-93, Class S, 8.50%, Due 5/25/08        1,959        1,655
FNMA Stripped Mortgage-Backed Securities:
  Series 1993-12, Class C, Principal Only,
  Due 2/25/23                                       23,200       18,290
  Series 1993-M1, Class N, Interest Only, 0.84%,
  Due 4/25/20                                      107,731          993
  Series 1995-G2, Class IO, Interest Only, 0.1966%,
  Due 5/25/20                                       17,786        2,511
GNMA Guaranteed Pass-Thru Certificates:
  7.50%, Due 12/15/07                                9,286        9,649
  9.75%, Due 09/15/05 thru 11/15/05                  2,538        2,703
  10.00%, Due 2/20/18                                1,095        1,194
  11.50%, Due 4/15/13                                  404          455
GNMA Guaranteed Platinum Pool Pass-Thru
  Certificates:
  11.00%, Due 6/15/20                               11,450       12,852
  12.50%, Due 4/15/19                               43,637       51,492
Small Business Administration Guaranteed Loan
  Group #0190, Variable Rate Interest Only
  Certificates, 3.119%, Due 7/30/18                 24,396        2,769
Small Business Administration Guaranteed Loan
  Pool #440019, Interest Only Custodial Receipts,
  Series 1993-1A, 2.531%, Due 2/15/18               15,172        1,446
USGI FHA Insured Project Pool Banco 85, 7.591%,
  Due 11/24/19                                       4,634        4,733
USGI FHA Insured Project Pool #2047, 6.90%,
  Due 8/01/14                                        2,825        2,691
                                                              ---------
TOTAL UNITED STATES GOVERNMENT & AGENCY
  ISSUES (COST $179,477)                                        179,614

OPTIONS 0.2%
Merrill Lynch Swaption (The option to receive a
  fixed interest rate of 7.75%; exercisable at a
  strike price of $100 beginning 4/09/04 and
  expiring 4/09/25.)                                39,583        2,363
United States Treasury Note Options (Strike Price
  is $102.125 on United States Treasury Notes,
  7.00%, Due 7/15/06. Expiration date is 11/06/96.) 33,650          815
                                                              ---------
TOTAL OPTIONS (COST $2,196)                                       3,178

PREFERRED STOCKS 5.9%
Banco Central Hispanoamericano, SA Eurocap         400,000       10,176
First Nationwide Bank Dallas, Texas 11.50%          89,100       10,224
Norwest Corporation Series A, Cumulative
  Tracking/Residential Home Mortgage LLC
  (Acquired 12/16/94; Cost $23,000) (b)            115,000       24,281
Riggs National Corporation Series B                504,651       14,256
Time Warner, Inc. Exchangeable Series K
  (Acquired 4/03/96 - 10/10/96; Cost $8,906) (b)     8,668        9,221
                                                              ---------
TOTAL PREFERRED STOCKS (COST $66,343)                            68,158

SHORT-TERM INVESTMENTS (a) 3.2%
COMMERCIAL PAPER 2.9%
DISCOUNTED 2.9%
Painewebber Group, Inc., Due 11/01/96              $31,400       31,400
Polysindo EKA Perkasa PT, Due 11/20/96           5,000,000 IDR    2,132
                                                              ---------
                                                                 33,532
INTEREST BEARING, DUE UPON DEMAND 0.0%
Johnson Controls, Inc., 5.04%                       $  138          138
Wisconsin Electric Power Company, 5.06%                 89           89
                                                              ---------
                                                                    227
                                                              ---------
TOTAL COMMERCIAL PAPER                                           33,759

UNITED STATES GOVERNMENT ISSUES 0.3%
United States Treasury Bills:
  Due 11/07/96 (c)                                      80           80
  Due 11/14/96 (c)                                      90           90
  Due 11/21/96 (c)                                   1,430        1,426
  Due 11/29/96 (c)                                     290          289
  Due 12/05/96 (c)                                     175          174
  Due 12/12/96 (c)                                     140          139
  Due 12/19/96 (c)                                     600          596
  Due 12/26/96 (c)                                     160          159
  Due 1/09/97 (c)                                      205          203
                                                              ---------
                                                                  3,156
                                                              ---------
TOTAL SHORT-TERM INVESTMENTS (COST $36,904)                      36,915
                                                              ---------
TOTAL INVESTMENTS IN SECURITIES
  (COST $1,147,637) 101.4%                                    1,164,132
Other Assets and Liabilities, Net (1.4%)                        (16,321)
                                                              ---------
NET ASSETS 100.0%                                            $1,147,811
                                                              =========

WRITTEN OPTIONS DETAIL
FNMA Bond Options (Strike Price is $98.7813 on
  FNMA Pass-Thru Certificates, 7.50%.  Expiration
  date is 11/06/96.)                                55,000   ($     825)
New American Capital, Inc. 17.25% Cumulative
  Redeemable Preferred Stock Put Options (Strike
  Price is $95.92. Expiration date is 8/01/97.)     22,000          241
                                                              ---------
Total Written Options (PREMIUMS RECEIVED $387)               ($     584)
                                                              =========

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG SHORT-TERM BOND FUND (continued)

--------------------------------------------------------------------------------
FUTURES
-------
                                                    UNDERLYING    UNREALIZED
                                                   FACE AMOUNT  APPRECIATION
                                       EXPIRATION   AT VALUE    (DEPRECIATION)
                                          DATE    (In Thousands)(In Thousands)
--------------------------------------------------------------------------------
Purchased:
    216 Two-Year U.S. Treasury Notes     12/96     $ 44,800      $  478
Sold:
    525 Five-Year U.S. Treasury Notes    12/96      (56,298)     (1,170)
  1,528 Ten-Year U.S. Treasury Notes     12/96     (167,507)     (4,173)


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------

                                          VALUE       UNREALIZED
                           SETTLEMENT    IN USD      DEPRECIATION
                              DATE    (In Thousands) (In Thousands)
--------------------------------------------------------------------------------
Sold:
  5,000,000,000 IDR         11/21/96     ($2,138)         ($78)


WRITTEN OPTIONS ACTIVITY
------------------------
                                            NOTIONAL
                                           PAR VALUE     PREMIUMS
                                        (In Thousands) (In Thousands)
--------------------------------------------------------------------------------
Options outstanding at October 31, 1995      27,800        $156
Options written during the period           104,800         541
Options expired                             (27,800)       (154)
Options exercised                           (27,800)       (156)
                                            -------        ----
Options outstanding at October 31, 1996      77,000        $387
                                            =======        ====
Exercised and expired options resulted in a capital loss (in thousands) of $198.


                                                 PERCENTAGE OF
INDUSTRY DIVERSIFICATION                          NET ASSETS
--------------------------------------------------------------------------------
U.S. Government & Agency ........................... 15.9%
Non-Agency Single Family ........................... 14.6
Bank - Super Regional ..............................  7.4
Airline ............................................  5.6
Media - Publishing .................................  5.4
Media - Radio/TV ...................................  5.1
Non-Agency Asset-Backed ............................  4.2
Bank - Money Center ................................  4.1
Real Estate ........................................  3.7
Brokerage & Investment Management ..................  3.6
Bank - Regional ....................................  3.0
Electric Power .....................................  2.9
Leisure Service ....................................  2.8
Foreign Government .................................  2.6
Retail - Drug Store ................................  1.8
Healthcare - Patient Care ..........................  1.7
Beverage - Soft Drink ..............................  1.6
Oil - North American Exploration & Production ......  1.6
Non-Agency Commercial ..............................  1.4
Auto & Truck Parts .................................  1.2
Telecommunication Service ..........................  1.2
Leisure Product ....................................  1.1
Tobacco ............................................  1.1
Automobile .........................................  0.9
Paper & Forest Products ............................  0.9
Precious Metal/Gem/Stone ...........................  0.8
Commercial Service .................................  0.6
Energy - Alternate Source ..........................  0.6
Personal & Commerical Lending ......................  0.6
Non-Agency Multi-Family ............................  0.6
Retail - Food Chain ................................  0.5
Savings & Loan .....................................  0.5
Chemical - Specialty ...............................  0.4
Finance - Miscellaneous ............................  0.4
Retail - Major Chain ...............................  0.4
Natural Gas Distribution ...........................  0.3
Foreign Corporate ..................................  0.2
Non-Agency Manufactured Housing. ...................  0.1
Other Assets and Liabilities, Net .................. (1.4)
                                                    -----
Total                                               100.0%
                                                    =====

                                                PERCENTAGE OF
COUNTRY DIVERSIFICATION                          NET ASSETS
--------------------------------------------------------------------------------
United States ...................................... 88.9%
Mexico .............................................  2.4
Poland .............................................  2.3
Norway .............................................  1.9
Spain ..............................................  1.7
United Kingdom .....................................  1.2
Chile ..............................................  1.0
Sweden .............................................  0.9
Lebanon ............................................  0.5
Brazil .............................................  0.4
Indonesia ..........................................  0.2
Other Assets and Liabilities, Net .................. (1.4)
                                                    -----
Total                                               100.0%
                                                    =====


--------------------------------------------------------------------------------
STRONG GOVERNMENT SECURITIES FUND
                                                                  VALUE
                                                   PRINCIPAL    (NOTE 2)
                                                    AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
CORPORATE BONDS 16.2%
AMR Corporation Debentures, 9.88%, Due 6/15/20     $ 4,000     $  4,925
American Portable Telecom, Inc. Guaranteed Notes,
  Series A, Zero %, Due 11/01/06
  (Acquired 10/30/96; Cost $7,514) (b)              17,000        7,567
HUBCO, Inc. Subordinated Debentures, 8.20%,
  Due 9/15/06 (Acquired 9/10/96; Cost $2,395) (b)    2,400        2,499
Lehman Brothers Holdings, Inc. Senior Notes,
  7.25%, Due 10/15/03                                3,275        3,295
Leucadia National Corporation Senior Subordinated
  Notes, 7.875%, Due 10/15/06                        9,000        9,046
New England Telephone & Telegraph Company
  Debentures, 7.875%, Due 11/15/29                   2,330        2,513
Reliance Industries, Ltd. Notes, 10.50%, Due 8/06/46
  (Acquired 7/30/96; Cost $4,965) (b)                5,000        5,318
Republic of Poland Yankee Bearer PDI Step Up
  Bonds, 4.00%, Due 10/27/14                        21,200       17,437
Terra Nova Insurance UK Holdings PLC Senior
  Guaranteed Notes, 10.75%, Due 7/01/05              7,500        8,494
Time Warner, Inc. Debentures, 9.125%, Due 1/15/13    9,305       10,106
Time Warner, Inc. Notes:
  7.75%, Due 6/15/05                                 4,500        4,539
  7.975%, Due 8/15/04                                5,000        5,146
Total Access Communications Yankee Bonds,
  8.375%, Due 11/04/06
  (Acquired 10/30/96; Cost $11,374) (b)             11,400       11,400
United Air Lines Pass-Thru Trusts Pass-Thru
  Certificates, Series 1991-A2, 10.02%,
  Due 3/22/14                                        5,000        5,871
Viacom, Inc. Notes, 6.75%, Due 1/15/03               5,200        4,950
                                                              ---------
TOTAL CORPORATE BONDS (COST $100,815)                           103,106

MUNICIPAL BONDS 0.6%
Arkansas Development Finance Authority GNMA
  Guaranteed Bonds, 9.75%, Due 11/15/14
  (Cost $3,832)                                      3,100        3,879

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 1996
--------------------------------------------------------------------------------
STRONG GOVERNMENT SECURITIES FUND (continued)
                                                                 VALUE
                                                   PRINCIPAL    (NOTE 2)
                                                    AMOUNT   (In Thousands)
--------------------------------------------------------------------------------
UNITED STATES GOVERNMENT &
   AGENCY ISSUES 72.5%
FHA Insured Project Loan #956-55054, 2.93%,
  Due 11/01/12                                     $ 4,098     $  3,119
FHA Project Loan Section 223(f) - Hampshire Tower
  Apartments, 7.50%, Due 11/15/30                    9,091        8,977
FHLMC Participation Certificates:
  7.00%, Due 1/25/21                                 4,571        4,508
  7.25%, Due 7/01/08                                 2,359        2,377
  8.00%, Due 7/01/08 thru 12/01/10                   8,484        8,749
  8.50%, Due 5/01/16                                 2,759        2,875
  9.00%, Due 12/01/01 thru 6/01/16                  24,904       26,353
  9.50%, Due 1/01/11 thru 12/01/19                   6,301        6,729
  9.75%, Due 8/01/02                                 2,660        2,804
  10.00%, Due 10/01/05 thru 6/01/20                 15,967       17,341
  10.50%, Due 6/01/04 thru 8/01/20                   3,586        3,919
  11.00%, Due 1/01/01                                   63           67
  11.25%, Due 1/01/01                                  139          148
  11.75%, Due 10/01/15                                 171          195
  12.00%, Due 11/01/15                                  97          111
  12.25%, Due 7/01/15 thru 12/01/15                    618          706
  12.50%, Due 10/01/09 thru 1/01/15                    349          400
  13.00%, Due 7/01/14                                  107          124
  13.75%, Due 5/01/02                                   68           75
  14.00%, Due 9/01/10 thru 4/01/16                   1,066        1,235
  14.50%, Due 3/01/11 thru 12/01/11                     15           17
  14.75%, Due 8/01/11 thru 4/01/13                      10           12
  15.00%, Due 8/01/11                                   57           66
  16.00%, Due 6/01/12                                    7            9
FHLMC Guaranteed Multiclass Variable Rate
  Mortgage Participation Certificates:
  Series 144, Class A, 8.75%, Due 6/15/00              999        1,034
  Series 1324, Class 1324-B, 7.00%, Due 4/15/18        701          702
                                                              ---------
                                                                 80,556
FNMA  Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates:
  7.00%, Due 9/01/15 (e)                             1,197        1,202
  7.37%, Due 8/17/03                                 2,000        2,053
  7.50%, Due 7/01/15 (e)                             1,379        1,407
  8.50%, Due 7/01/10 thru 2/01/12                   11,081       11,607
  9.00%, Due 1/01/25 thru 9/01/26                   51,255       54,122
  10.00%, Due 4/01/20                                4,417        4,863
  11.75%, Due 12/01/10                                 187          212
  12.00%, Due 1/01/16 thru 2/01/19                   3,597        4,129
  12.25%, Due 7/01/14                                   32           36
  12.50%, Due 2/01/11 thru 5/01/15                   6,877        7,930
  13.00%, Due 10/01/15                              10,207       11,914
  13.25%, Due 4/01/12                                    4            4
  13.50%, Due 1/01/11 thru 1/01/12                      41           46
  13.75%, Due 10/01/10                                   7            8
  14.00%, Due 1/01/12 thru 11/01/14                    142          168
  14.25%, Due 12/01/14                                  34           40
  14.50%, Due 1/01/12                                    8            9
  14.75%, Due 11/01/10 thru 3/01/12                    214          249
  15.00%, Due 10/01/12                                  10           13
  15.50%, Due 10/01/12                                  16           19
FNMA Guaranteed Real Estate Mortgage Investment
  Conduit Variable Rate Pass-Thru Certificates:
  Pool # 70843, 6.838%, Due 4/01/20 (e)              3,676        3,786
  Pool # 110238, 6.922%, Due 1/01/16 (e)             6,487        6,673
  Pool # 92068, 7.846%, Due 1/01/18                  1,917        1,992
  Pool # 70342, 8.686%, Due 4/01/02                 17,939       17,983
  Series 1991-57, Class S, 8.2141%, Due 5/25/20      5,200        5,117
                                                              ---------
                                                                135,582
GNMA Guaranteed Pass-Thru Certificates:
  9.00%, Due 1/15/08 thru 12/15/11                  27,751       29,393
  11.00%, Due 9/15/17                               11,049       12,408
  12.50%, Due 4/15/19                                6,246        7,370
  13.00%, Due 11/15/10 thru 11/15/14                   803          928
  13.50%, Due 7/15/10 thru 10/15/12                    274          317
  14.00%, Due 6/15/11 thru 12/20/14                    271          315
  14.50%, Due 6/15/11 thru 11/15/12                    428          502
  15.00%, Due 1/15/12 thru 9/15/12                     166          196
  16.00%, Due 4/15/12                                   20           24
                                                              ---------
                                                                 51,453
Small  Business Administration Guaranteed Loan,
  Interest Only Custodial Receipts:
  Series 1992-6A, 2.473%, Due 10/15/17              56,735        5,319
  Series 1993-1A, 2.531%, Due 2/15/18               20,276        1,932
  Series 1993-9A, 3.190%, Due 9/15/18               48,910        5,762
                                                              ---------
                                                                 13,013
Tennessee Valley Authority Power Bond,
  Series 1995A, 6.375%, Due 6/15/05                  6,200        6,105
USGI FHA Insured Project Pool #2040, 3.025%,
  Due 11/01/06                                       8,192        7,122
United States Treasury Bonds:
  6.00%, Due 2/15/26                                30,760       28,088
  7.625%, Due 2/15/25                               36,200       40,250
  11.625%, Due 11/15/04                              3,900        5,177
United States Treasury Notes:
  5.75%, Due 8/15/03                                13,100       12,761
  6.25%, Due 7/31/98 thru 2/15/03                   23,350       23,521
  6.50%, Due 8/31/01 thru 10/15/06                   4,895        4,972
  6.875%, Due 5/15/06                               18,535       19,207
  7.00%, Due 7/15/06                                 7,910        8,266
  8.00%, Due 8/15/99 (c)                            13,120       13,817
                                                              ---------
                                                                156,059
                                                              ---------
TOTAL UNITED STATES GOVERNMENT & AGENCY
  ISSUES (COST $457,514)                                        461,986

OPTIONS 0.2%
Merrill Lynch  Swaption  (The option to receive
  a fixed  interest rate of 7.75%; exercisable
  at a strike price of $100 beginning 4/09/04
  and expiring 4/09/25.)                            12,167          726
United States Treasury Note Options  (Strike
  Price is $102.125 on United States Treasury
  Notes, 7.00%, Due 7/15/06.  Expiration date
  is 11/06/96.)                                     18,350          444
                                                              ---------
TOTAL OPTIONS (COST $761)                                         1,170

PREFERRED STOCKS 4.8%
Federal Home Loan Mortgage 6.125%                  165,000        8,250
Lehman Brothers Holdings, Inc. Convertible
  Series A 5.00%                                   300,000        7,267
Norwest Corporation Series A, Cumulative
  Tracking/Residential Home Mortgage LLC
  (Acquired 12/16/94; Cost $10,000) (b)             50,000       10,557
Swire Pacific Offshore Financing, Ltd. Guaranteed,
  9.33% (Acquired 10/23/96; Cost $4,500) (b)       180,000        4,622
                                                              ---------
TOTAL PREFERRED STOCKS (COST $29,890)                            30,696

SHORT-TERM INVESTMENTS (a) 10.1%
COMMERICAL PAPER 0.0%
INTEREST BEARING, DUE UPON DEMAND
Johnson Controls, Inc, 5.04%                       $   233      $   233
Wisconsin Electric Power Company, 5.06%                 50           50
                                                              ---------
                                                                    283
REPURCHASE AGREEMENT 10.1%
Cantor Fitzgerald & Co., Inc. (Collateralized by:
$51,291 United  States Treasury Notes, 6.875%,
Due 3/31/97 and $12,711 United States Treasury
Notes, 7.50%, Due 12/31/96.), 5.65%,
  Due 11/01/96 (d)                                  64,300       64,300

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG GOVERNMENT SECURITIES FUND (continued)
                                                                  VALUE
                                                     PRINCIPAL   (NOTE 2)
                                                      AMOUNT  (In Thousands)
--------------------------------------------------------------------------------
UNITED STATES GOVERNMENT ISSUES 0.0%
United States Treasury Bills, Due 1/02/97 (c)         $160     $    159
                                                              ---------
TOTAL SHORT-TERM INVESTMENTS (COST 64,742)                       64,742
                                                              ---------
TOTAL INVESTMENTS IN SECURITIES
  (COST $657,554) 104.4%                                        665,579
Other Assets and Liabilities, Net (4.4%)                        (27,894)
                                                              ---------
NET ASSETS 100.0%                                              $637,685
                                                              =========


WRITTEN OPTIONS DETAIL
FNMA Bond Options (Strike Price is $98.7813 on
  FNMA Pass-Thru Certificates, 7.50%.  Expiration
  date is 11/06/96.) (PREMIUMS RECEIVED $211)       30,000         (450)


FUTURES
-------
                                                 UNDERLYING
                                                 FACE AMOUNT     UNREALIZED
                                     EXPIRATION   AT VALUE      APPRECIATION
                                       DATE    (In Thousands)  (In Thousands)
--------------------------------------------------------------------------------
Purchased:
  343 Five-Year U.S. Treasury Notes   12/96        $36,781         $625


WRITTEN OPTIONS ACTIVITY
------------------------
                                            NOTIONAL
                                           PAR VALUE         PREMIUMS
                                         (In Thousands)   (In Thousands)
--------------------------------------------------------------------------------
Options outstanding at October 31, 1995          __            $  __
Options written during the period            30,000              211
Options expired                                  __               __
Options exercised                                __               __
                                             ------             ----
Options outstanding at October 31, 1996      30,000             $211
                                             ======             ====

                                                 PERCENTAGE OF
INDUSTRY DIVERSIFICATION                         NET ASSETS
--------------------------------------------------------------------------------
United States Government & Agency Issues ........... 84.6%
Media - Publishing .................................  3.1
Telecommunication Service ..........................  3.0
Foreign Government .................................  2.7
Airline ............................................  1.7
Bank- Super Regional ...............................  1.7
Brokerage & Investment Management ..................  1.7
Insurance- Property and Casualty ...................  1.4
Insurance- Diversified .............................  1.3
Media- Radio/TV ....................................  0.8
Paper & Forest Products ............................  0.8
Conglomerate .......................................  0.7
Bank- Regional .....................................  0.4
Telephone ..........................................  0.4
Finance- Miscellaneous .............................  0.1
Other Assets and Liabilities, Net .................. (4.4)
                                                    -----
Total                                               100.0%
                                                    =====

                                               PERCENTAGE OF
COUNTRY DIVERSIFICATION                          NET ASSETS
--------------------------------------------------------------------------------
United States ...................................... 98.9%
Poland .............................................  2.7
United Kingdom .....................................  1.3
Indonesia ..........................................  0.8
Hong Kong ..........................................  0.7
Other Assets and Liabilities, Net .................. (4.4)
                                                    -----
Total                                               100.0%
                                                    =====



--------------------------------------------------------------------------------
STRONG CORPORATE BOND FUND
                                                                  VALUE
                                                   PRINCIPAL     (NOTE 2)
                                                    AMOUNT     (In Thousands)
--------------------------------------------------------------------------------
CORPORATE BONDS  75.7%
AB Spintab Subordinated Step Up Notes,
  7.50%, Due 8/14/49 (Acquired 8/07/96; Cost
  $4,976)(b)                                       $ 5,000      $ 5,064
ADT Operations, Inc. Guaranteed Senior
  Subordinated Notes, 9.25%, Due 8/01/03             3,335        3,527
American Portable Telecom, Inc. Guaranteed Notes,
  Series A, Zero %, Due 11/01/06
  (Acquired 10/30/96; Cost $7,514) (b)              17,000        7,566
AMR Corporation Debentures, 9.88%, Due 6/15/20       5,000        6,156
ARA Services, Inc. Guaranteed Notes, 10.625%,
  Due 8/01/00                                        8,654        9,757
Banesto Finance, Ltd. Floating Rate Notes, 6.4375%,
  Due 10/29/49                                       2,000        1,980
Coastal Corporation Senior Debentures, 10.75%,
  Due 10/01/10                                       6,440        8,380
Coca-Cola FEMSA, SA de CV Notes, 8.95%,
  Due 11/01/06                                       5,000        5,050
Columbia University Medium Term Notes, 7.36%,
  Due 10/15/21                                       1,000        1,005
Contifinancial Corporation Senior Notes, 8.375%,
  Due 8/15/03                                        4,500        4,618
Delta Air Lines, Inc. Equipment Trust Certificates:
  Series 1991-A, 10.14%, Due 8/14/12
  (Acquired 9/10/96; Cost $2,257) (b)                2,000        2,398
  Series 1991-B, 10.14%, Due 8/14/12
  (Acquired 9/10/96; Cost $2,257) (b)                2,000        2,398
  Series 1991-E, 10.14%, Due 8/26/12
  (Acquired 9/10/96; Cost $2,258) (b)                2,000        2,395
Delta Air Lines, Inc. Pass-Thru Certificates,
  Series 1992-B1, 9.375%, Due 9/11/07                3,549        3,910
Dimon, Inc. Senior Notes, 8.875%, Due 6/01/06        7,000        7,210
Walt Disney Company Euro-Dollar Senior
  Participating Notes, 2.00%, Due 3/01/00
  (Acquired 9/19/96; Cost $6,250) (b)                5,000        6,325
First Merchants Acceptance Corporation
  Subordinated Reset Notes, 9.50%, Due 12/15/06      5,000        5,006
Freeport-McMoran Resource Partners LP Senior
  Notes, 7.00%, Due 2/15/08                          7,945        7,710
GNS Finance Corporation Senior Subordinated
  Notes, Series B, 9.25%, Due 3/15/03                4,250        4,636
HUBCO, Inc. Subordinated Debentures, 8.20%,
  Due 9/15/06 (Acquired 9/10/96: Cost $4,592) (b)    4,600        4,790
Harrahs Operating, Inc. Guaranteed Senior
  Subordinated Notes, 8.75%, Due 3/15/00             4,500        4,584
ISP Holdings, Inc. Senior Notes, 9.00%, Due 10/15/03
  (Acquired 10/15/96; Cost $4,986) (b)               5,000        5,013
Kansallis-Osake-Pankki Variable Rate Subordinated
  Notes, 8.65%, Due 12/29/49 (Rate Reset Effective
  8/15/99) (Acquired 9/19/95; Cost $3,158) (b)       3,000        3,152
The Kroger Company Senior Notes, 8.15%,
  Due 7/15/06                                        3,000        3,146
Lehman Brothers Holdings, Inc. Senior Notes, 8.80%,
  Due 3/01/15                                        6,500        7,291
Leucadia National Corporation Senior Subordinated
  Notes, 7.875%, Due 10/15/06                        3,000        3,015
Mark IV Industries, Inc. Senior Subordinated Notes,
  7.75%, Due 4/01/06                                 3,500        3,422
NWA Trust Number 2 Subordinated Aircraft Notes,
  13.875%, Due 6/21/08                               3,191        3,750
Owens-Illinois, Inc. Senior Debentures, 11.00%,
  Due 12/01/03                                       6,103        6,729
Panamerican Beverages, Inc. Yankee Senior Notes,
  8.125%, Due 4/01/03                                3,000        3,083
Panamsat LP/Panamsat Capital Corporation
  Senior Subordinated Discount Notes, Zero %,
  Due 8/01/03 (Rate Reset Effective 8/01/98)         6,000        5,528
Pohang Iron & Steel Company, Ltd. Notes, 7.125%,
  Due 11/01/06                                       5,000        5,028

                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 1996
--------------------------------------------------------------------------------
STRONG CORPORATE BOND FUND (continued)
                                                                 VALUE
                                                    PRINCIPAL   (NOTE 2)
                                                      AMOUNT  (In Thousands)
--------------------------------------------------------------------------------
Principal Mutual Life Insurance Company Surplus
  Notes, 8.00%, Due 3/01/44
  (Acquired 10/17/95-3/13/96; Cost $9,138)(b)      $ 9,125    $   9,127
Reliance Industries, Ltd. Notes, 10.50%,
  Due 8/06/46 (Acquired 7/30/96, Cost $4,965)(b)     5,000        5,319
Republic of Poland Yankee Bearer PDI Step Up
  Bonds, 4.00%, Due 10/27/14                        12,240       10,067
Revco D.S., Inc. Senior Notes, 9.125%,
  Due 1/15/00                                        3,950        4,118
Rogers Cantel Mobile Communications, Inc. Senior
  Secured Debentures, 9.375%, Due 6/01/08            5,000        5,063
Santa Fe Pacific Gold Corporation Senior
  Debentures, 8.375%, Due 7/01/05                    2,000        2,035
System Energy Resources, Inc. First Mortgage
  Bonds, 11.375%, Due 9/01/16                          766          835
TCI Communications, Inc. Senior Debentures,
  8.75%, Due 8/01/15                                 5,825        5,511
Teekay Shipping Corporation Guaranteed First
  Preferred Mortgage Notes, 8.32%, Due 2/01/08       6,560        6,363
Terra Nova Insurance UK Holdings PLC Senior
  Guaranteed Notes, 10.75%, Due 7/01/05              6,920        7,837
Time Warner, Inc. Debentures, 9.125%, Due 1/15/13    3,000        3,258
UCAR Global Enterprises, Inc. Senior Subordinated
  Notes, 12.00%, Due 1/15/05                         2,895        3,344
U.S. Air, Inc. Enhanced Equipment Notes, Class C,
  8.93%, Due 4/15/08
  (Acquired 2/14/96; Cost $3,504) (b)                3,500        3,817
Viacom, Inc. Notes, 6.75%, Due 1/15/03               5,170        4,921
                                                              ---------
TOTAL CORPORATE BONDS (COST $221,099)                           225,237

NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES  9.7%
BCF LLC Variable Rate Mortgage Pass-Thru
  Certificates:
  Series 1996-R1, Class B1, 7.75%, Due 9/25/26
  (Acquired 10/10/96; Cost $4,920) (b)               5,000        4,987
  Series 1996-R1, Class B2, 7.75%, Due 9/25/26
  (Acquired 10/10/96; Cost $1,914) (b)               2,000        1,942
Bear Stearns Mortgage Securities, Inc. Mortgage
  Pass-Thru Certificates, Series 1995-1, Class 2-P,
  Principal Only, Due 7/25/10                        1,123          834
CBM Funding Corporation Mortgage Pass-Thru
  Certificates, Series 1996-1B:
  Class C, 7.86%, Due 2/01/08
  (Acquired 1/16/96; Cost $4,870) (b)                4,725        4,740
  Class D, 8.645%, Due 2/01/08                       1,960        2,011
DLJ Mortgage Acceptance Corporation Variable Rate
  Multifamily Mortgage Pass-Thru Certificates,
  Series 1993-MF10, Class A-1, Interest Only,
  0.80%, Due 7/15/03                                34,466          959
First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates, Series
  1994-MHC1, Class A-1X, Interest Only, 3.2976%,
  Due 4/25/11                                        4,513           79
Fund America Structured Transactions LP
  Collateralized Notes, Series 1996-1, Principal
  Only, Due 10/28/33 (Acquired 3/07/96; Cost
  $3,234) (b)                                        4,517        3,365
Prudential Home Mortgage Securities Company, Inc.
  Real Estate Mortgage Investment Conduit
  Pass-Thru Certificates, Series 1992-33, Class B3,
  7.50%, Due 11/25/22                                4,890        4,580
Ryland Mortgage Securities Corporation III Variable
  Rate Collateralized Mortgage Bonds, Series 1992-C,
  Class 3-A, 11.7766%, Due 11/25/30                    567          602
Westam Mortgage Financial Corporation
  Collateralized Mortgage Bonds, Series 10,
  Class 10-D, Principal Only, Due 7/26/18            7,371        4,828
                                                              ---------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES (COST $28,069)                                      28,927

UNITED STATES GOVERNMENT &
  AGENCY ISSUES 5.6%
FHLMC Participation Certificates:
  14.00%, Due 9/01/12                                   35           41
  14.75%, Due 3/01/10                                   21           24
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Certificates,
  13.50%, Due 4/01/11 (c)                              190          223
GNMA Guaranteed Pass-Thru Certificates, 15.00%,
  Due 8/15/11 thru 10/15/12                            148          174
Small Business Administration Guaranteed Loan
  Pool #40013, Interest Only Strips, 2.419%,
  Due 9/30/17                                       13,570        1,238
United States Treasury Bonds, 6.00%, Due 2/15/26    12,990       11,862
United States Treasury Notes:
  5.75%, Due 8/15/03                                 1,000          974
  6.50%, Due 8/31/01 thru 10/15/06                     430          435
  7.875%, Due 11/15/04                               1,500        1,646
                                                              ---------
TOTAL UNITED STATES GOVERNMENT &
  AGENCY ISSUES (COST $16,701)                                   16,617

OPTIONS 0.1%
Merrill Lynch Swaption (The option to receive a
  fixed interest rate of 7.75%; exercisable at a
  strike price of $100 beginning 4/09/04 and
  expiring 4/09/25.) (COST $282)                     6,083          363

PREFERRED STOCKS 8.5%
Norwest Corporation Series A, Cumulative
  Tracking/Residential Home Mortgage LLC
  (Acquired 12/16/94; Cost $2,000) (b)              10,000        2,111
SI Financing Trust I Units 9.50%                   240,000        6,180
Swire Pacific Offshore Financing, Ltd. Guaranteed,
  9.33% (Acquired 10/23/96; Cost $5,500) (b)       220,000        5,650
Time Warner, Inc. Exchangeable Series K
  (Acquired 4/03/96-10/10/96; Cost $10,975) (b)     10,766       11,453
                                                              ---------
TOTAL PREFERRED STOCKS (COST $24,475)                            25,394

SHORT-TERM INVESTMENTS (a) 6.2%
COMMERCIAL PAPER 6.1%
DISCOUNTED 5.9%
Renaissance Energy, Due 11/01/96                    $9,502        9,502
Salomon, Inc., Due 11/01/96                          8,100        8,100
                                                              ---------
                                                                 17,602
INTEREST BEARING, DUE UPON DEMAND 0.2%
Johnson Controls, Inc., 5.04%                          409          409
Wisconsin Electric Power Company, 5.06%                 40           40
                                                              ---------
                                                                    449
                                                              ---------
Total Commercial Paper                                           18,051

UNITED STATES GOVERNMENT ISSUES 0.1%
United States Treasury Bills, Due 12/19/96 (c)         275          273
                                                              ---------
TOTAL SHORT-TERM INVESTMENTS (COST $18,324)                      18,324
                                                              ---------
TOTAL INVESTMENTS IN SECURITIES
  (COST $308,950) 105.8%                                        314,862
Other Assets and Liabilities, Net (5.8%)                        (17,254)
                                                              ---------
NET ASSETS 100.0%                                              $297,608
                                                              =========
                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG CORPORATE BOND FUND (continued)

--------------------------------------------------------------------------------
                                               PERCENTAGE OF
INDUSTRY DIVERSIFICATION                         NET ASSETS
--------------------------------------------------------------------------------
Airline ............................................  8.3%
Brokerage & Investment Management ..................  7.3
Leisure Service ....................................  6.4
Telecommunication Service ..........................  6.1
Non-Agency Single Family ...........................  5.1
U.S. Government ....................................  5.1
Media-Publishing ...................................  4.9
Media-Radio/T.V. ...................................  3.5
Bank-Money Center ..................................  3.4
Finance - Miscellaneous ............................  3.4
Foreign Government .................................  3.4
Advertising ........................................  3.2
Insurance-Life .....................................  3.1
Natural Gas Distribution ...........................  2.8
Steel ..............................................  2.8
Beverage-Soft Drink ................................  2.7
Chemical ...........................................  2.6
Insurance- Diversified .............................  2.6
Tobacco ............................................  2.4
Bank-Regional ......................................  2.3
Container ..........................................  2.3
Non-Agency Asset Backed ............................  2.3
Non-Agency Commercial ..............................  2.3
Leisure Product ....................................  2.1
Shipping ...........................................  2.1
Conglomerate .......................................  1.9
Paper & Forest Products ............................  1.8
Chemical-Specialty .................................  1.7
Retail-Drug Store ..................................  1.4
Commercial Service .................................  1.2
Auto and Truck Parts ...............................  1.1
Retail - Food Chain ................................  1.1
Insurance-Property Casualty ........................  1.0
Precious Metal/Gem/Stone ...........................  0.7
SBA ................................................  0.4
Education Revenue ..................................  0.3
Electric Utility ...................................  0.3
FNMA ...............................................  0.1
GNMA ...............................................  0.1
Diversified Operations .............................  0.1
Non-Agency Manufactured Housing ....................  0.1
Other Assets and Liabilities, Net .................. (5.8)
                                                    -----
Total                                               100.0%
                                                    =====

                                                PERCENTAGE OF
COUNTRY DIVERSIFICATION                          NET ASSETS
--------------------------------------------------------------------------------
United States .....................................  86.5%
Poland ............................................   3.4
Mexico ............................................   2.7
United Kingdom ....................................   2.6
Hong Kong .........................................   1.9
Indonesia .........................................   1.8
Canada ............................................   1.7
South Korea .......................................   1.7
Sweden ............................................   1.7
Japan .............................................   1.1
Spain .............................................   0.7
Other Assets and Liabilities, Net .................  (5.8)
                                                    -----
Total                                               100.0%
                                                    =====



 FUTURES
 -------
                                             UNDERLYING
                                             FACE AMOUNT  UNREALIZED
                                EXPIRATION    AT VALUE   DEPRECIATION
                                   DATE    (In Thousands)(In Thousands)
--------------------------------------------------------------------------------
 Sold:
  4 Ten-Year U.S. Treasury Notes  12/96      ($  439)      ($  5)
 56 U.S. Treasury Bonds           12/96      ( 5,876)      ( 165)








--------------------------------------------------------------------------------
STRONG HIGH-YIELD BOND FUND
                                                                 VALUE
                                                    PRINCIPAL   (NOTE 2)
                                                      AMOUNT  (In Thousands)
--------------------------------------------------------------------------------
CORPORATE BONDS 86.2%
AES Corporation Senior Subordinated Notes,
  10.25%, Due 7/15/06                               $2,830       $3,025
Acetex Corporation Senior Secured Notes, 9.75%,
  Due 10/01/03                                       1,000          955
Acme Metals, Inc. Senior Secured Discount Notes,
  Zero %, Due 8/01/04                                2,000        1,970
Republic of Argentina BOCON Previsional 2
  Floating Rate Notes, 5.45%, Due 4/01/01            3,882        3,537
Aztar Corporation Senior Subordinated Notes,
  13.75%, Due 10/01/04                               2,000        2,190
Brazil MYDFA Trust Certificates, 6.6875%,
  Due 9/15/07 (Acquired 10/02/96; Cost $3,386)(b)    4,000        3,345
Brunos, Inc. Senior Subordinated Notes, 10.50%,
  Due 8/01/05                                        1,500        1,539
Cal Energy, Inc. Senior Notes, 9.50%, Due 9/15/06
  (Acquired 9/18/96; Cost $2,490) (b)                2,500        2,525
Casino America, Inc. Senior Secured Notes, 12.50%,
  Due 8/01/03                                        3,000        3,082
Casino Magic Louisiana Corporation Senior Secured
  Notes, 13.00%, Due 8/15/03 (Acquired 8/16/96;
  Cost $2,500) (b)                                   2,500        2,538
Cinemark USA, Inc. Senior Subordinated Notes,
  9.625%, Due 8/01/08 (Acquired 8/12/96, 8/30/96;
  Cost $2,967) (b)                                   3,000        2,925
Clark Oil & Refining Corporation Senior Notes,
  10.50%, Due 12/01/01                               4,240        4,452
Dade International, Inc. Senior Subordinated Notes,
  11.125%, Due 5/01/06 (Acquired 4/30/96 - 10/16/96;
  Cost $3,160) (b)                                   3,000        3,210
Echostar Communications Corporation Senior
  Secured Discount Notes, Zero %, Due 6/01/04        6,000        4,770
Euramax International PLC/Euramax European
  Holdings PLC/ Euramax European Holdings BV
  Senior Subordinated Notes, 11.25%, Due 10/01/06
  (Acquired 9/18/96; Cost $2,000) (b)                2,000        2,035
First Nationwide Escrow Corporation Senior
  Subordinated Notes, 10.625%, Due 10/01/03
  (Acquired 9/13/96; Cost $7,000) (b)                7,000        7,385
Florida Coast Paper Company LLC First Mortgage
  Notes, 12.75%, Due 6/01/03 (Acquired 5/23/96;
  Cost $2,022) (b)                                   2,000        2,100
Frontiervision Operating Partners LP/Frontiervision
  Capital Corporation Senior Subordinated Notes,
  11.00%, Due 10/15/06                               4,000        3,990
Goss Graphic System, Inc. Senior Subordinated
  Notes, 12.00%, Due 10/15/06                        7,000        7,070
Grupo Industrial Durango SA de CV Notes,
  12.625%, Due 8/01/03                               3,000        3,127
Gulf States Steel, Inc. First Mortgage Notes,
  Series B, 13.50%, Due 4/15/03                      1,500        1,414

                       See notes to financial statements.
                                                                              17

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)            October 31, 1996
--------------------------------------------------------------------------------
STRONG HIGH-YIELD BOND FUND (continued)
                                                                 VALUE
                                                    PRINCIPAL   (NOTE 2)
                                                      AMOUNT  (In Thousands)
--------------------------------------------------------------------------------
Homeside, Inc. Senior Secured Second Priority
  Notes, 11.25%, Due 5/15/03
  (Acquired 5/07/96 - 6/06/96; Cost $2,785) (b)    $ 2,750     $  3,018
Host Marriott Travel Plazas, Inc. Senior Secured
  Notes, Series B, 9.50%, Due 5/15/05                2,000        2,033
ISP Holdings, Inc. Senior Notes, 9.00%, Due
  10/15/03 (Acquired 10/15/96; Cost $4,986) (b)      5,000        5,013
Intermedia Capital Partners IV LP/Intermedia
  Partners IV Capital  Corporation  Senior
  Discount Notes,  11.25%,  Due 8/01/06
  (Acquired 7/19/96 - 9/26/96; Cost $6,085) (b)      6,000        6,000
International CableTel, Inc. Senior Step-Up Notes,
  Series B, Zero%, Due 2/01/06                       3,000        1,830
International Home Foods Senior Subordinated
  Notes, 10.375%, Due 11/01/06
  (Acquired 10/29/96; Cost $5,500) (b)               5,500        5,569
International Wireless Communications Holdings,
  Inc. Senior Secured Discount Notes, Zero %,
  Due 8/15/01 (Acquired 8/09/96; Cost $4,067)(b)     8,000        4,360
Iron Mountain, Inc. Senior Subordinated Notes,
  10.125%, Due 10/01/06                              2,000        2,065
JPS Automotive Products Corporation Senior Notes,
  11.125%, Due 6/15/01                               5,000        5,163
Earle M. Jorgensen Company Senior Notes, 10.75%,
  Due 3/01/00                                        1,000        1,020
KCS Energy, Inc. Senior Notes, Series B, 11.00%,
  Due 1/15/03                                        3,000        3,263
Kelley Oil & Gas Corporation Senior Subordinated
  Notes, 10.375%, Due 10/15/06
  (Acquired 10/25/96; Cost $1,995) (b)               2,000        2,010
Majestic Star Casino LLC Senior Secured Notes,
  12.75%, Due 5/15/03 (Acquired 5/17/96 - 8/01/96;
  Cost $4,138) (b)                                   4,000        4,310
NWA Trust Number 2 Subordinated Aircraft Notes,
  13.875%, Due 6/21/08                               2,875        3,378
Nextlink Communications LLC Senior Notes,
  12.50%, Due 4/15/06                                2,000        2,055
Northwest Airlines, Inc. Guaranteed Senior Notes,
  12.0916%, Due 12/31/00                               707          728
Ocwen Financial Corporation Notes, 11.875%,
  Due 10/01/03                                       4,000        4,260
PM Holdings Corporation Subordinated Discounted
  Debentures, Zero %, Due 9/01/05                    4,624        2,982
Pagemart, Inc. Senior Discount Exchange Notes,
  Zero %, Due 11/01/03                               3,000        2,310
Pagemart Nationwide, Inc. Senior Discounted Notes,
  Zero %, Due 2/01/05 (Rate reset effective
  2/01/00)                                           5,000        3,375
Panamsat LP/Panamsat Capital Corporation Senior
  Subordinated Discount Notes, Zero %,
  Due 8/01/03 (Rate Reset Effective 8/01/98)         3,155        2,907
Park Newspapers, Inc. Senior Notes, Series B,
  11.875%, Due 5/15/04                               1,500        1,732
Pricellular Wireless Corporation Senior Notes,
  10.75%, Due 11/01/04 (Acquired 10/30/96;
  Cost $5,006) (b)                                   5,000        5,037
Prime Succession Acquisition Corporation Senior
  Subordinated Notes, 10.75%, Due 8/15/04
  (Acquired 8/13/96; Cost $4,572) (b)                4,500        4,770
Printpack, Inc. Senior Notes, Series A, 9.875%,
  Due 8/15/04 (Acquired 8/15/96; Cost $4,000)(b)     4,000        4,100
Printpack, Inc. Senior Subordinated Notes, Series A,
  10.625%, Due 8/15/06 (Acquired 8/15/96;
  Cost $3,000) (b)                                   3,000        3,090
Ralph's Grocery Company Senior Notes, 10.45%,
  Due 6/15/04                                        1,000        1,017
Regency Health Services, Inc. Subordinated Notes,
  12.25%, Due 7/15/03 (Acquired 10/03/96, 10/08/96;
  Cost $4,583) (b)                                  4,250        4,505
Revlon Worldwide Corporation Senior Secured
  Discount Notes, Series B, Zero %, Due 3/15/98      4,514        4,000
Rogers Cantel Mobile Communications, Inc. Senior
  Secured Debentures, 9.375%, Due 6/01/08            4,000        4,050
Smith's Food & Drug Centers, Inc. Senior
  Subordinated Notes, 11.25%, Due 5/15/07            2,500        2,716
Speedy Muffler King, Inc./Speedy USA, Inc. Senior
  Yankee Notes, 10.875%, Due 10/01/06                3,000        3,082
Spinnaker Industries, Inc. Senior Secured Notes,
  10.75%, Due 10/15/06 (Acquired 10/18/96;
  Cost $3,000) (b)                                   3,000        3,052
TNT Transport PLC/TNT USA, Inc. Senior Notes,
  11.50%, Due 4/15/04                                2,650        3,041
UIH Australia/PAC, Inc. Senior Discounted Notes,
  Series B, Zero %, Due 5/15/06                      2,500        1,319
Unifrax Investment Corporation Senior Notes,
  10.50%, Due 11/01/03                               2,500        2,553
U.S. Air, Inc. 1993-A Pass-Thru Trust Certificates,
  Series 1993-A2, 9.625%, Due 9/01/03                  325          322
U.S. Air, Inc. Guaranteed Senior Notes, 10.00%,
  Due 7/01/03                                        2,500        2,400
U.S. Air, Inc. Senior Notes, 9.625%, Due 2/01/01     1,500        1,432
                                                               --------
TOTAL CORPORATE BONDS (COST $183,290)                           187,051

CONVERTIBLE BONDS 0.4%
International Cabletel, Inc. Convertible Subordinated
  Notes, 7.00%, Due 6/15/08 (COST $1,000)            1,000          949

NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES 2.3%
Aircraft Lease Portfolio Securitization, Ltd. 1996-1
  Pass-Thru Trust Certificates, Class D, 12.75%,
  Due 6/15/06 (Acquired 6/18/96; Cost $2,500)(b)     2,500        2,575
First Boston Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates, Series 92-4,
  Class A-5, Interest Only, 0.625%, Due 10/25/22    28,926          203
GE Capital Mortgage Services, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1994-7, Class B3, 6.00%,
  Due 2/25/09 (Acquired 5/14/96; Cost $1,194)(b)     1,434        1,239
RTC Mortgage Pass-Thru Securities, Inc., Series
  1991-7, Class A, 7.75%, Due 12/25/18                 238          234
SML Commercial Mortgage Trust Variable Rate
  Pass-Thru Certificates, Series 1994-CL, Class S,
  Interest Only, 0.81%, Due 9/20/99                 38,673          701
                                                               --------
TOTAL NON-AGENCY MORTGAGE & ASSET-BACKED
  SECURITIES (COST $4,783)                                        4,952

PREFERRED STOCKS 4.1%
Benedek Communications Corporation Units
  (Acquired 9/26/96; Cost $2,340) (b)                2,000        2,300
Cablevision Systems Corporation Depositary Shares
  Representing 1/100 Preferred M                    60,556        5,556
Time Warner, Inc. Exchangeable Series K
  (Acquired 4/03/96; Cost $1,026) (b)                1,048        1,115
                                                               --------
TOTAL PREFERRED STOCKS (COST $9,176)                              8,971

WARRANTS 0.1%
American Communications Services, Inc. Warrants,
  Expire 11/01/05                                    1,500          128
American Telecasting, Inc. Warrants, Expire 8/10/00    150            2
Intercel, Inc. Warrants, Expire 2/01/06              3,264           34
                                                               --------
TOTAL WARRANTS (COST $96)                                           164

                       See notes to financial statements.

--------------------------------------------------------------------------------
STRONG HIGH-YIELD BOND FUND (continued)
                                                                 VALUE
                                                    PRINCIPAL   (NOTE 2)
                                                      AMOUNT  (In Thousands)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 5.2%
COMMERCIAL PAPER 0.4%
INTEREST BEARING DUE UPON DEMAND
American Family Financial Services, Inc., 5.02%    $   561     $    561
Johnson Controls, Inc., 5.04%                           13           13
Wisconsin Electric Power Company, 5.06%                196          196
                                                               --------
                                                                    770
REPURCHASE AGREEMENT 4.7%
Cantor Fitzgerald & Company, Inc., 5.65%,
  Due 11/01/96                                      10,300       10,300

UNITED STATES GOVERNMENT ISSUES 0.1%
United States Treasury Bills:
  Due 12/19/96                                         135          134
  Due 12/26/96                                          10           10
                                                               --------
                                                                    144
                                                               --------
TOTAL SHORT-TERM INVESTMENTS (COST $11,214)                      11,214
                                                               --------
TOTAL INVESTMENTS IN SECURITIES
  (COST $209,559) 98.3%                                         213,301
Other Assets and Liabilities, Net 1.7%                            3,701
                                                               --------
NET ASSETS 100.0%                                              $217,002
                                                               ========


                                                 PERCENTAGE OF
INDUSTRY DIVERSIFICATION                         NET ASSETS
--------------------------------------------------------------------------------
Media - Radio/TV ..................................  12.7%
Telecommunication Service .........................   9.4
Food ..............................................   7.3
Leisure Service ...................................   6.5
Airline ...........................................   5.0
U.S. Government ...................................   4.8
Commercial Service ................................   4.2
Auto & Truck Parts ................................   3.8
Oil - North American Integrated ...................   3.6
Bank - Money Center ...............................   3.4
Foreign Government ................................   3.2
Electronic Products - Miscellaneous ...............   2.6
Energy - Alternate Source .........................   2.6
Paper & Forest Products ...........................   2.4
Retail - Food Chain ...............................   2.4
Chemical-Specialty ................................   2.3
Consumer-Miscellaneous ............................   2.2
Healthcare - Patient Care .........................   2.1
Brokerage & Investment Management .................   2.0
Steel .............................................   2.0
Cosmetic & Personal Care ..........................   1.8
Healthcare - Medical Supply .......................   1.5
Container .........................................   1.4
Finance - Miscellaneous ...........................   1.4
Transportation Service ............................   1.4
Media - Publishing ................................   1.3
Metal Products & Fabrication ......................   1.2
Metals & Mining ...................................   0.9
Oil - North American Exploration & Production .....   0.9
Mortgage & Related Service ........................   0.6
Chemical ..........................................   0.4
Insurance - Property & Casualty ...................   0.3
Non-Agency Manufactured Housing ...................   0.3
Diversified Operations ............................   0.1
Electric Power ....................................   0.1
Non-Agency Asset Backed ...........................   0.1
Non-Agency Multi-Family ...........................   0.1
Other Assets and Liabilities, Net .................   1.7
                                                    -----
Total                                               100.0%
                                                    =====


                                               PERCENTAGE OF
COUNTRY DIVERSIFICATION                          NET ASSETS
-------------------------------------------------------------------------------
United States .....................................  87.0%
Canada ............................................   3.7
Australia .........................................   2.0
Argentina .........................................   1.6
Brazil ............................................   1.6
Mexico ............................................   1.4
United Kingdom ....................................   1.0
Other Assets and Liabilities, Net .................   1.7
                                                    -----
Total                                               100.0%
                                                    =====



LEGEND
------
(a) Short-Term Investments include any security which has a maturity of less than one year.
(b)  Restricted security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) The Funds may engage in repurchase agreements where the underlying collateral consists of U.S. government securities which are maintained in a segregated account with a custodian. The market value of the collateral must exceed the principal amount by at least two percent on a daily basis.
(e)  When-Issued security.

All principal amounts and costs are stated in thousands.
Percentages are stated as a percent of net assets.


CURRENCY ABBREVIATIONS
----------------------
IDR  Indonesian Rupiah

                       See notes to financial statements.

STATEMENTS OF OPERATIONS

---------------------------------------------------------------------------------------------------------------------------
For the Period Ended October 31, 1996 (Note 1)
                                                                                               (In Thousands)
                                                                                    STRONG SHORT-TERM   STRONG GOVERNMENT
                                                                                        BOND FUND        SECURITIES FUND
                                                                                        ---------        ---------------
INCOME:
   Interest                                                                              $87,409             $38,487
   Dividends                                                                               1,504                 413
                                                                                         -------             -------
   Total Income                                                                           88,913              38,900
EXPENSES:
   Investment Advisory Fees                                                                7,008               3,379
   Custodian Fees                                                                            103                  52
   Shareholder Servicing Costs                                                             2,186               1,010
   Other                                                                                     540                 387
                                                                                         -------             -------
   Total Expenses                                                                          9,837               4,828
                                                                                         -------             -------
NET INVESTMENT INCOME                                                                     79,076              34,072
REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                                                           3,060              (5,467)
     Futures Contracts, Options and Forward Foreign Currency Contracts                    (2,573)             (4,204)
   Change in Unrealized Appreciation/Depreciation on:
     Investments                                                                             527                 710
     Futures Contracts, Options and Forward Foreign Currency Contracts                    (3,588)                514
                                                                                         -------             -------
NET LOSS                                                                                  (2,574)             (8,447)
                                                                                         -------             -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $76,502             $25,625
                                                                                         =======             =======

                                                                                    STRONG CORPORATE    STRONG HIGH-YIELD
                                                                                        BOND FUND           BOND FUND
                                                                                        ---------           ---------
INCOME:
   Interest                                                                              $21,352             $ 6,442
   Dividends                                                                                 312                 116
                                                                                         -------             -------
   Total Income                                                                           21,664               6,558
EXPENSES:
   Investment Advisory Fees                                                                1,702                 423
   Custodian Fees                                                                             44                  12
   Shareholder Servicing Costs                                                               712                  83
   Reports to Shareholders                                                                   156                  48
   Federal and State Registration Fees                                                        71                  77
   Other                                                                                      24                  18
                                                                                         -------             -------
   Total Expenses before Waivers and Absorptions                                           2,709                 661
   Voluntary Expense Waivers and Absorptions by Advisor                                       --                (661)
                                                                                         -------             -------
   Expenses, Net                                                                           2,709                  --
                                                                                         -------             -------
NET INVESTMENT INCOME                                                                     18,955               6,558
REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                                                             475               3,111
     Futures Contracts, Options and Forward Foreign Currency Contracts                      (553)                (49)
   Change in Unrealized Appreciation/Depreciation on:
     Investments                                                                           1,295               3,742
     Futures Contracts, Options and Forward Foreign Currency Contracts                      (217)                 --
                                                                                         -------             -------
NET GAIN                                                                                   1,000               6,804
                                                                                         -------             -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $19,955             $13,362
                                                                                         =======             =======

                                                See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

-----------------------------------------------------------------------------------------------------------------------------------
October 31, 1996

                                                                                         (In Thousands, Except Per Share Amounts)
                                                                                           STRONG SHORT-TERM   STRONG GOVERNMENT
                                                                                               BOND FUND        SECURITIES FUND
                                                                                               ---------        ---------------
ASSETS:
   Investments in Securities, at Value (Cost of
      $1,147,637 and $657,554, respectively)                                                  $1,164,132           $665,579
   Receivable from Brokers for Securities and Forward Foreign
      Currency Contracts Sold                                                                     19,085             83,412
   Receivable for Fund Shares Sold                                                                    67                337
   Dividends and Interest Receivable                                                              13,508              7,186
   Other Assets                                                                                       --                 41
                                                                                              ----------            --------
   Total Assets                                                                                1,196,792            756,555
LIABILITIES:
   Payable to Brokers for Securities and Forward Foreign
      Currency Contracts Purchased                                                                39,607            114,618
   Written Options, at Value (Premiums Received of $387 and $211, respectively)                      584                450
   Payable for Fund Shares Redeemed                                                                   17                 63
   Dividends Payable                                                                               7,296              3,265
   Accrued Operating Expenses and Other Liabilities                                                1,477                474
                                                                                              ----------           --------
   Total Liabilities                                                                              48,981            118,870
                                                                                              ----------           --------
NET ASSETS                                                                                    $1,147,811           $637,685
                                                                                              ==========           ========

Capital Shares Outstanding (Unlimited Number Authorized)                                         117,750             61,072

NET ASSET VALUE PER SHARE                                                                          $9.75             $10.44
                                                                                                   =====             ======

                                                                                           STRONG CORPORATE    STRONG HIGH-YIELD
                                                                                               BOND FUND           BOND FUND
                                                                                               ---------           ---------
ASSETS:
   Investments in Securities, at Value (Cost of
      $308,950 and $209,559, respectively)                                                    $  314,862           $213,301
   Receivable from Brokers for Securities and Forward Foreign
      Currency Contracts Sold                                                                      3,298             13,809
   Receivable for Fund Shares Sold                                                                   102                172
   Dividends and Interest Receivable                                                               4,215              3,572
   Other Assets                                                                                       --                 13
                                                                                              ----------           --------
   Total Assets                                                                                  322,477            230,867
LIABILITIES:
   Payable to Brokers for Securities and Forward Foreign
      Currency Contracts Purchased                                                                22,506             12,094
   Payable for Fund Shares Redeemed                                                                   54                 28
   Dividends Payable                                                                               1,771              1,710
   Accrued Operating Expenses and Other Liabilities                                                  538                 33
                                                                                              ----------           --------
   Total Liabilities                                                                              24,869             13,865
                                                                                              ----------           --------
NET ASSETS                                                                                    $  297,608           $217,002
                                                                                              ==========           ========

Capital Shares Outstanding (Unlimited Number Authorized)                                          27,967             19,268

NET ASSET VALUE PER SHARE                                                                         $10.64              $11.26
                                                                                                  ======              ======

                                                See notes to financial statements.
                                                                                                                                 21

STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          (In Thousands)

                                                                        STRONG SHORT-TERM                  STRONG GOVERNMENT
                                                                            BOND FUND                       SECURITIES FUND
                                                                  -----------------------------      ----------------------------
                                                                   YEAR ENDED     PERIOD ENDED        YEAR ENDED    PERIOD ENDED
                                                                  OCT. 31, 1996   OCT. 31, 1995      OCT. 31, 1996  OCT. 31, 1995
                                                                  -------------   -------------      -------------  -------------
                                                                                    (NOTE 1)                          (NOTE 1)
OPERATIONS:
   Net Investment Income                                           $   79,076      $   61,118           $ 34,072     $   17,902
   Net Realized Gain (Loss)                                               487         (29,982)            (9,671)        17,964
   Change in Unrealized Appreciation/Depreciation                      (3,061)         67,272              1,224         14,201
                                                                   -----------     ----------           --------     ----------
   Increase in Net Assets Resulting from Operations                    76,502          98,408             25,625         50,067

CAPITAL SHARE TRANSACTIONS                                             67,322           4,450            189,900        148,275

DISTRIBUTIONS:
   From Net Investment Income                                         (79,076)        (60,866)           (34,072)       (17,902)
   In Excess of Net Investment Income                                     (10)             --                 --         (1,040)
                                                                   -----------     ----------           --------     ----------
TOTAL INCREASE IN NET ASSETS                                           64,738          41,992            181,453        179,400

NET ASSETS:
   Beginning of Period                                              1,083,073       1,041,081            456,232        276,832
                                                                   ----------      ----------           --------     ----------
   End of Period                                                   $1,147,811      $1,083,073           $637,685     $  456,232
                                                                   ==========      ==========           ========     ==========





                                                                        STRONG CORPORATE                   STRONG HIGH-YIELD
                                                                            BOND FUND                          BOND FUND
                                                                  -----------------------------            -----------------
                                                                   YEAR ENDED     PERIOD ENDED               PERIOD ENDED
                                                                  OCT. 31, 1996   OCT. 31, 1995              OCT. 31, 1996
                                                                  -------------   -------------              -------------
                                                                                    (NOTE 1)                   (NOTE 1)
OPERATIONS:
   Net Investment Income                                           $   18,955      $   10,294                   $  6,558
   Net Realized Gain (Loss)                                               (78)         13,871                      3,062
   Change in Unrealized Appreciation/Depreciation                       1,078           5,743                      3,742
                                                                   ----------      ----------                   --------
   Increase in Net Assets Resulting from Operations                    19,955          29,908                     13,362

CAPITAL SHARE TRANSACTIONS                                             78,547          75,563                    210,198

DISTRIBUTIONS:
   From Net Investment Income                                         (18,955)        (10,294)                    (6,558)
   In Excess of Net Investment Income                                      --            (421)                        --
                                                                   ----------      ----------                   --------
TOTAL INCREASE IN NET ASSETS                                           79,547          94,756                    217,002

NET ASSETS:
   Beginning of Period                                                218,061         123,305                         --
                                                                   ----------      ----------                   --------
   End of Period                                                   $  297,608      $  218,061                   $217,002
                                                                   ==========      ==========                   ========

                                                See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 1996
1.   ORGANIZATION
     The Strong Income Funds consist of Strong Short-Term Bond Fund, Inc., Strong Government Securities Fund, Inc., Strong Corporate Bond Fund, Inc., and Strong High-Yield Bond Fund (a series of Strong Income Funds, Inc.). The Funds are diversified, open-end management investment companies registered under the Investment Company Act of 1940. The Board of Directors of the Funds approved changing the Strong Short-Term Bond Fund, Inc., Strong Government Securities Fund, Inc., and Strong Corporate Bond Fund, Inc. fiscal year-ends from December 31 to October 31 in 1995. The inception date for the Strong High-Yield Bond Fund was December 28, 1995.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued through valuations obtained by a commercial pricing service or the mean of the bid and asked prices, when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at October 31, 1996 were as follows (in thousands):

                                            STRONG SHORT-TERM      STRONG GOVERNMENT     STRONG CORPORATE     STRONG HIGH-YIELD
                                                BOND FUND           SECURITIES FUND          BOND FUND            BOND FUND
                                            --------------------   -----------------     ----------------     -----------------
          Aggregate Cost                         $221,689              $40,748               $89,268              $86,302
          Aggregate Fair Value                    225,322               41,963                91,612               88,126
          Percent of Net Assets                    19.6%*                 6.6%                 30.8%**              40.6%***

          * Of  these  securities,  which are  restricted  from  resale,  55% are eligible for resale  pursuant to Rule 144A under the Securities Act of 1933 and also have been  determined  to be liquid by the Advisor based upon  guidelines established  by the Fund's Board of Directors.
          ** Of these securities,  which are restricted from resale,  87% are eligible for resale  pursuant to Rule 144A under the
          Securities Act of 1933 and also have been  determined  to be liquid  by the  Advisor  based  upon guidelines established by the Fund's Board of Directors.
          *** Of these securities,  which are  restricted  from resale,  92% are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and also have been determined to be liquid by the Advisor based upon guidelines established by the Fund's Board of Directors.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no Federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.


     (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (E) Options -- Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

--------------------------------------------------------------------------------
October 31, 1996

     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets and forward foreign currency exchange contracts for purposes of hedging the Funds' investment portfolios involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

     (I) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   NET ASSETS
     Net assets as of October 31, 1996 were as follows (in thousands):

                                               STRONG SHORT-TERM    STRONG GOVERNMENT     STRONG CORPORATE    STRONG HIGH-YIELD
                                                   BOND FUND         SECURITIES FUND          BOND FUND           BOND FUND
                                               -----------------    -----------------     ----------------    -----------------
     Capital Stock                               $1,222,447             $640,717             $336,367            $210,198
     Undistributed Net Investment Income                __                   __                   __                  __
     Undistributed Net Realized Gain (Loss)         (85,991)             (11,443)             (44,501)              3,062
     Net Unrealized Appreciation                     11,355                8,411                5,742               3,742
                                                 ----------             --------             --------            --------
                                                 $1,147,811             $637,685             $297,608            $217,002
                                                 ==========             ========             ========            ========

4.   CAPITAL SHARE TRANSACTIONS

     Transactions  in shares of the Funds for the periods  ended October 31, 1996 and 1995,  respectively,  were as follows
     (in thousands):

                                                                              1996                               1995
                                                                              ----                               ----
                                                                     SHARES        DOLLARS              SHARES        DOLLARS
                                                                     ------        -------              ------        -------
     STRONG SHORT-TERM BOND FUND
     Shares Sold                                                     53,424       $521,038              35,782       $344,472
     Dividends Reinvested                                             6,630         64,589               5,258         50,403
     Shares Redeemed                                                (53,200)      (518,305)            (40,704)      (390,425)
                                                                    -------       --------             -------       --------
                                                                      6,854       $ 67,322                 336       $  4,450
                                                                    =======       ========             =======       ========
     STRONG GOVERNMENT SECURITIES FUND
     Shares Sold                                                     41,596       $434,098              25,489       $262,132
     Dividends Reinvested                                             2,683         27,954               1,493         15,239
     Shares Redeemed                                                (26,228)      (272,152)            (12,720)      (129,096)
                                                                    -------       --------             -------       --------
                                                                     18,051       $189,900              14,262       $148,275
                                                                    =======       ========             =======       ========
     STRONG CORPORATE BOND FUND
     Shares Sold                                                     22,680       $239,496              13,929       $140,983
     Dividends Reinvested                                             1,470         15,401                 808          8,099
     Shares Redeemed                                                (16,839)      (176,350)             (7,261)       (73,519)
                                                                    -------       --------              ------       --------
                                                                      7,311       $ 78,547               7,476       $ 75,563
                                                                    =======       ========              ======       ========


     STRONG HIGH-YIELD BOND FUND
     Shares Sold                                                     26,782       $292,590
     Dividends Reinvested                                               371          4,077
     Shares Redeemed                                                 (7,885)       (86,469)
                                                                     ------       --------
                                                                     19,268       $210,198
                                                                     ======       ========

24

--------------------------------------------------------------------------------
5.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong Government Securities Fund .60%, Strong Short-Term Bond Fund, Strong Corporate Bond Fund and Strong High-Yield Bond Fund .625%. Advisory fees are subject to reimbursement by the Advisor if the Funds' operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     Certain information regarding related party transactions, excluding the effects of waivers and reimbursements, for the period ended October 31, 1996 is as follows (in thousands):

                                               STRONG SHORT-TERM     STRONG GOVERNMENT     STRONG CORPORATE      STRONG HIGH-YIELD
                                                   BOND FUND          SECURITIES FUND          BOND FUND             BOND FUND
                                               -----------------     -----------------     ----------------      -----------------
     Payable to Advisor at October 31, 1996            $666                  $381                  $178                   $33
     Other Shareholder Servicing Expenses
       Paid to Advisor                                   33                     9                     9                     1
     Unaffiliated Directors' Fees                        14                     7                     4                     1

6.   INVESTMENT TRANSACTIONS

     The aggregate  purchases and sales of long-term  securities  for the period ended October 31, 1996 were as follows (in thousands):
                                               STRONG SHORT-TERM     STRONG GOVERNMENT     STRONG CORPORATE      STRONG HIGH-YIELD
                                                   BOND FUND          SECURITIES FUND          BOND FUND             BOND FUND
                                               -----------------     -----------------     ----------------      -----------------
     Purchases:
       U.S. Government and Agency                $  600,613            $1,713,551            $  622,736              $    408
       Other                                      1,564,167               932,458             1,253,250               503,714

     Sales:
       U.S. Government and Agency                   842,929             1,598,726               638,650                   407
       Other                                      1,456,045               870,045             1,156,529               305,008

7.   INCOME TAX INFORMATION
     At October 31, 1996, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2004; approximately $36,659 (in thousands) of the capital loss carryovers of Strong Corporate Bond Fund expire in 1998) for Federal income tax purposes were as follows (in thousands):

                                               STRONG SHORT-TERM     STRONG GOVERNMENT     STRONG CORPORATE      STRONG HIGH-YIELD
                                                   BOND FUND          SECURITIES FUND          BOND FUND             BOND FUND
                                               -----------------     -----------------     ----------------      -----------------
     Aggregate Investment Cost                   $1,160,422              $657,738              $309,573              $209,582
                                                 ==========              ========              ========              ========
     Aggregate Unrealized:
      Appreciation                               $   25,019              $ 12,779              $  7,231              $  4,744
      Depreciation                                  (21,309)               (4,938)               (1,942)               (1,025)
                                                 ----------              --------              --------              --------
                                                 $    3,710              $  7,841              $  5,289              $  3,719
                                                 ==========              ========              ========              ========

     Capital Loss Carryovers                     $   77,981              $ 10,333              $ 43,839              $    __
                                                 ==========              ========              ========              ========

FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------

STRONG SHORT-TERM BOND FUND                 10-31-96     10-31-95(a)    12-31-94     12-31-93     12-31-92     12-31-91
                                           ---------     -----------   ---------    ---------    ---------    ---------
                                                           (NOTE 1)
SELECTED PER-SHARE DATA(d)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $    9.77     $    9.42    $   10.23    $    9.99     $  10.12     $   9.53
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                         0.69          0.56         0.64         0.66         0.76         0.75
  Net Realized and Unrealized Gains
    (Losses) on Investments                    (0.02)         0.35        (0.80)        0.25        (0.11)        0.59
                                          ----------     ---------   ----------    ---------     --------     --------
Total from Investment Operations                0.67          0.91        (0.16)        0.91         0.65         1.34
LESS DISTRIBUTIONS
  From Net Investment Income                   (0.69)        (0.56)       (0.65)       (0.66)       (0.76)       (0.75)
  In Excess of Net Investment Income              --            --           --        (0.01)          --           --
  From Net Realized Gains                         --            --           --           --        (0.02)(c)       --
                                          ----------    ----------   ----------    ---------     --------     --------
Total Distributions                            (0.69)        (0.56)       (0.65)       (0.67)       (0.78)       (0.75)
                                          ----------    ----------   ----------   ----------     --------     --------
NET ASSET VALUE, END OF PERIOD            $     9.75    $     9.77   $     9.42   $    10.23     $   9.99     $  10.12
                                          ==========    ==========   ==========   ==========     ========     ========

TOTAL RETURN                                   +7.1%         +9.9%        -1.6%        +9.3%        +6.7%       +14.6%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)  $1,147,811    $1,083,073   $1,041,081   $1,531,627     $756,867     $164,954
Ratio of Expenses to Average Net Assets         0.9%          0.9%*        0.9%         0.8%         0.6%         1.0%
Ratio of Expenses to Average Net Assets
  Without Waivers and Absorptions               0.9%          0.9%*        0.9%         0.9%         0.9%         1.2%
Ratio of Net Investment Income to
  Average Net Assets                            7.1%          7.0%*        6.5%         6.3%         7.3%         7.8%
Portfolio Turnover Rate                       191.5%        317.1%       249.7%       444.9%       353.3%       398.1%



STRONG SHORT-TERM BOND FUND (continued)        12-31-90     12-31-89     12-31-88     12-31-87(b)
                                              ---------     --------     --------     -----------

SELECTED PER-SHARE DATA(d)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $   9.86      $  10.09     $  10.03      $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                           0.81          0.99         0.86          0.27
  Net Realized and Unrealized Gains
    (Losses) on Investments                      (0.33)        (0.18)        0.13          0.04
                                              --------      --------     --------      --------
Total from Investment Operations                  0.48          0.81         0.99          0.31
LESS DISTRIBUTIONS
  From Net Investment Income                     (0.81)        (0.99)       (0.86)        (0.27)
  In Excess of Net Investment Income                --            --           --            --
  From Net Realized Gains                           --         (0.05)       (0.07)        (0.01)
                                              --------      --------     --------      --------
Total Distributions                              (0.81)        (1.04)       (0.93)        (0.28)
                                              --------      --------     --------      --------
NET ASSET VALUE, END OF PERIOD                $   9.53      $   9.86     $  10.09      $  10.03
                                              ========      ========     ========      ========

TOTAL RETURN                                     +5.3%         +8.2%       +10.1%         +3.2%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)      $ 80,070      $130,001     $102,175      $ 17,128
Ratio of Expenses to Average Net Assets           1.3%          1.1%         1.0%          0.1%*
Ratio of Expenses to Average Net Assets
  Without Waivers and Absorptions                 1.3%          1.2%         1.2%          0.8%*
Ratio of Net Investment Income to
  Average Net Assets                              8.6%          9.7%         8.5%          8.8%*
Portfolio Turnover Rate                         313.8%        177.0%       461.3%         45.2%



STRONG GOVERNMENT SECURITIES FUND           10-31-96     10-31-95(a)   12-31-94     12-31-93      12-31-92     12-31-91
                                         -----------     -----------  ---------  -----------      --------     --------
                                                          (Note 1)
SELECTED PER-SHARE DATA(d)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $    10.60     $    9.63   $    10.61   $    10.39      $  10.77     $  10.10
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                        0.63          0.54         0.62         0.66          0.80         0.77
  Net Realized and Unrealized Gains
    (Losses) on Investments                   (0.16)         0.99        (0.98)        0.63          0.11         0.84
                                         ----------     ---------   ----------   ----------      --------     --------
Total from Investment Operations               0.47          1.53        (0.36)        1.29          0.91         1.61
LESS DISTRIBUTIONS
  From Net Investment Income                  (0.63)        (0.54)       (0.62)       (0.66)        (0.80)       (0.77)
  In Excess of Net Investment Income             --         (0.02)         --            --            --           --
  From Net Realized Gains                        --           --           --         (0.32)        (0.49)       (0.17)
  In Excess of Net Realized Gains                --           --           --         (0.09)           --           --
                                         ----------     ---------   ----------   ----------      --------     --------
Total Distributions                           (0.63)        (0.56)       (0.62)       (1.07)        (1.29)       (0.94)
                                         ----------     ---------   ----------   ----------      --------     --------
NET ASSET VALUE, END OF PERIOD           $    10.44     $   10.60   $     9.63   $    10.61      $  10.39     $  10.77
                                         ==========     =========   ==========   ==========      ========     ========

TOTAL RETURN                                  +4.6%        +16.2%        -3.4%       +12.7%         +9.2%       +16.7%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands) $  637,685   $  456,232    $  276,832   $  221,961      $ 82,169     $ 51,934
Ratio of Expenses to Average Net Assets        0.9%         0.9%*         0.9%         0.8%          0.7%         0.8%
Ratio of Expenses to Average Net Assets
  Without Waivers and Absorptions              0.9%         0.9%*         0.9%         1.0%          1.2%         1.4%
Ratio of Net Investment Income to
  Average Net Assets                           6.0%         6.2%*         6.2%         6.0%          7.7%         7.5%
Portfolio Turnover Rate                      457.6%       409.2%        479.0%       520.9%        628.8%       292.9%


STRONG GOVERNMENT SECURITIES FUND (continued) 12-31-90     12-31-89     12-31-88      12-31-87
                                            ----------    ---------   ----------    ----------

SELECTED PER-SHARE DATA(d)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $  10.08      $   9.98    $   9.75      $  10.09
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                         0.72          0.78        0.68          0.65
  Net Realized and Unrealized Gains
    (Losses) on Investments                     0.12          0.17        0.32         (0.34)
                                            --------      --------    --------      --------
Total from Investment Operations                0.84          0.95        1.00          0.31
LESS DISTRIBUTIONS
  From Net Investment Income                   (0.72)        (0.78)      (0.68)        (0.65)
  In Excess of Net Investment Income              --           --           --           --
  From Net Realized Gains                      (0.10)        (0.07)      (0.09)          --
  In Excess of Net Realized Gains                 --           --           --           --
                                            --------      --------    --------      --------
Total Distributions                            (0.82)        (0.85)      (0.77)        (0.65)
                                            --------      --------    --------      --------
NET ASSET VALUE, END OF PERIOD              $  10.10      $  10.08    $   9.98      $   9.75
                                            ========      ========    ========      ========

TOTAL RETURN                                   +8.7%         +9.9%      +10.5%         +3.4%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)    $ 41,099      $ 35,119    $ 25,408      $ 11,380
Ratio of Expenses to Average Net Assets         1.3%          1.3%        0.4%          1.0%
Ratio of Expenses to Average Net Assets
  Without Waivers and Absorptions               1.5%          1.6%        1.6%          1.6%
Ratio of Net Investment Income to
  Average Net Assets                            7.2%          7.6%        6.9%          6.6%
Portfolio Turnover Rate                       254.2%        421.6%    1,727.8%        715.0%


   * Calculated on an annualized basis.
 (a) Total return and portfolio turnover rate are not annualized.
 (b) Inception date is August 31, 1987.  Total return and portfolio turnover rate are not annualized.
 (c) Ordinary income distribution for tax purposes.
 (d) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

26

---------------------------------------------------------------------------------------------------------------------------

STRONG CORPORATE BOND FUND                 10-31-96    10-31-95(a)    12-31-94     12-31-93     12-31-92     12-31-91
                                           --------    -----------    --------     --------     --------     --------
                                                         (NOTE 1)
SELECTED PER SHARE DATA(c)
NET ASSET VALUE, BEGINNING OF PERIOD      $  10.56      $   9.36     $  10.24     $   9.40     $   9.37     $   8.87
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                       0.73          0.63         0.73         0.70         0.82         0.76
  Net Realized and Unrealized Gains
    (Losses) on Investments                   0.08          1.22        (0.87)        0.84         0.03         0.50
                                          --------      --------     --------      -------     --------     --------
Total from Investment Operations              0.81          1.85        (0.14)        1.54         0.85         1.26
LESS DISTRIBUTIONS
  From Net Investment Income                 (0.73)        (0.63)       (0.73)       (0.70)       (0.82)       (0.76)
  In Excess of Net Investment Income            --         (0.02)       (0.01)          --           --           --
  From Net Realized Gains                       --           --           --            --           --           --
                                          --------      --------     --------      -------     --------     --------
Total Distributions                          (0.73)        (0.65)       (0.74)       (0.70)       (0.82)       (0.76)
                                          --------      --------     --------      -------     --------     --------
NET ASSET VALUE, END OF PERIOD            $  10.64      $  10.56     $   9.36     $  10.24     $   9.40     $   9.37
                                          ========      ========     ========     ========     ========     ========

TOTAL RETURN                                 +8.0%        +20.3%        -1.3%       +16.8%        +9.4%       +14.8%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)  $297,608      $218,061     $123,305     $123,400     $102,783     $ 92,364
Ratio of Expenses to Average Net Assets       1.0%          1.0%*        1.1%         1.1%         1.3%         1.5%
Ratio of Net Investment Income to
  Average Net Assets                          7.0%          7.5%*        7.6%         7.0%         8.7%         8.4%
Portfolio Turnover Rate                     672.8%        621.4%       603.0%       665.8%       557.0%       392.4%



STRONG CORPORATE BOND FUND (continued)       12-31-90     12-31-89     12-31-88      12-31-87
                                             --------     --------     --------      --------

SELECTED PER SHARE DATA(c)
NET ASSET VALUE, BEGINNING OF PERIOD        $  10.57      $  11.88    $  11.64      $  12.65
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                         1.06          1.40        1.17          1.23
  Net Realized and Unrealized Gains
    (Losses) on Investments                    (1.70)        (1.31)       0.24         (0.67)
                                            --------      --------    --------      --------
Total from Investment Operations               (0.64)         0.09        1.41          0.56
LESS DISTRIBUTIONS
  From Net Investment Income                   (1.06)        (1.40)      (1.17)        (1.53)
  In Excess of Net Investment Income              --           --           --            --
  From Net Realized Gains                         --           --           --         (0.04)
                                            --------      --------    --------      --------
Total Distributions                            (1.06)        (1.40)      (1.17)        (1.57)
                                            --------      --------    --------      --------
NET ASSET VALUE, END OF PERIOD              $   8.87      $  10.57    $  11.88      $  11.64
                                            ========      ========    ========      ========

TOTAL RETURN                                   -6.2%         +0.4%      +12.5%         +4.5%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)    $ 92,201      $195,350    $202,623      $137,898
Ratio of Expenses to Average Net Assets         1.4%          1.2%        1.2%          1.1%
Ratio of Net Investment Income to
  Average Net Assets                           11.2%         12.1%        9.8%         10.6%
Portfolio Turnover Rate                       293.5%        207.2%      400.2%        245.4%



STRONG HIGH-YIELD BOND FUND               10-31-96(b)
                                          -----------
SELECTED PER SHARE DATA(c)
--------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $  10.00
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                        0.84
  Net Realized and Unrealized Gains
    (Losses) on Investments                    1.26
                                           --------
Total from Investment Operations               2.10
LESS DISTRIBUTIONS
  From Net Investment Income                  (0.84)
                                           --------
Total Distributions                           (0.84)
                                           --------
NET ASSET VALUE, END OF PERIOD             $  11.26
                                           ========

TOTAL RETURN                                 +21.7%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)   $217,002
Ratio of Expenses to Average Net Assets        0.0%*
Ratio of Expenses to Average Net Assets
    Without Waivers and Absorptions            1.0%*
Ratio of Net Investment Income to
  Average Net Assets                           9.6%*
Portfolio Turnover Rate                      390.8%

*    Calculated on an annualized basis.
(a)  Total return and portfolio turnover rate are not annualized.
(b) Inception date is December 28, 1995. Total return and portfolio turnover rate are not annualized.
(c) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Income Funds

We have audited the accompanying statements of assets and liabilities of Strong Short-Term Bond Fund, Inc., Strong Government Securities Fund, Inc., and Strong Corporate Bond Fund, Inc., including the schedules of investments in securities, as of October 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for the year ended October 31, 1996 and the period January 1, 1995 to October 31, 1995, and the financial highlights for each of the periods indicated. We have also audited the accompanying statement of assets and liabilities of Strong High Yield Bond Fund (one of the portfolios constituting Strong Income Funds, Inc.), including the schedule of investments in securities, as of October 31, 1996, and related statement of operations, statement of changes in net assets and financial highlights for the period December 28, 1995 (inception) to October 31, 1996. These Funds are collectively referred to herein as the "Strong Income Funds". These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Strong Income Funds as of October 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
December 4, 1996

                             SHAREHOLDER PRIVILIGES*

                                  STRONG FUNDS
                             [PICTURE OF TELEPHONE]
                                24-HOUR SERVICE

TELEPHONE  PURCHASE
Make additional investments into any Strong Fund by calling us toll-free at 1-800-368-3863.

TELEPHONE EXCHANGE
If your financial goals change, you can exchange your investments between any of the Strong Funds.

TELEPHONE REDEMPTION
You can call toll-free to redeem your mutual fund shares at any time. Your shares will be redeemed no later than the close of the next business day.

                                  STRONG FUNDS
                            [PICTURE OF DOLLAR SIGN]
                               AUTOMATIC EXCHANGE

AUTOMATIC INVESTMENT PLAN
This plan allows you to set up regular transfers from your bank checking or NOW account to your Strong Funds account.

PAYROLL DIRECT DEPOSIT PLAN
You can automatically transfer all or a portion of your net pay at each pay period. This eliminates the delay of depositing paychecks to your bank and then sending a check through the mail to Strong Funds.

AUTOMATIC EXCHANGE PLAN
This plan allows you to exchange money from one Strong Fund to another. For example, you may want to set up automatic exchanges from a money market fund to an equity fund.


    FOR MORE INFORMATION ABOUT THESE PRIVILEGES, CALL US AT 1-800-368-3863.

To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Please call 1-800-368-3863 if you wish to receive additional copies, free of charge.

 * Each Fund reserves the right to terminate or modify any of these privileges.

                                                         Bulk Rate
                                                       U.S. Postage
                                                           PAID
                                                       Milwaukee, WI
                                                     Permit No. 2652


                    FOR LITERATURE AND INFORMATION REQUESTS,
                              CALL 1-800-368-1030.

                        TO DISCUSS AN EXISTING ACCOUNT OR
                             CONDUCT A TRANSACTION,
                              CALL 1-800-368-3863.

     For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This annual report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.


                              [STRONG FUNDS LOGO]
                         STRONG FUNDS DISTRIBUTORS, INC.
                                  P.O. Box 2936
                           Milwaukee, Wisconsin 53201
                           http://www.strong-funds.com

                                                                        4018J96P